SUNAMERICA FOCUSED SERIES, INC.

Focused Mid-Cap Value Portfolio

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(800) 858-8850

August 26, 2009

Dear Shareholder:

You are cordially invited to attend a special shareholders meeting (the “Special Meeting”) of the Focused Mid-Cap Value Portfolio (the “Mid-Cap Value Portfolio”), a series of SunAmerica Focused Series, Inc. (the “Corporation”), to be held on Friday, October 16, 2009. Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on an important proposal affecting the Mid-Cap Value Portfolio.

We are asking for your vote to approve a proposed reorganization of the Mid-Cap Value Portfolio with the Focused Small-Cap Value Portfolio (the “Small-Cap Value Portfolio”), also a series of the Corporation. In this reorganization, your shares of the Mid-Cap Value Portfolio would, in effect, be exchanged for the same class of shares of the Small-Cap Value Portfolio with the same aggregate net asset value of the Mid-Cap Value Portfolio shares that you currently hold. It is currently anticipated that the reorganization should be effected on a tax-free basis for federal income tax purposes.

The reorganization is being proposed because SunAmerica Asset Management Corporation (“SAAMCo”), the Mid-Cap Value Portfolio’s and the Small-Cap Value Portfolio’s investment adviser, believes that shareholders of each fund will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the funds’ assets in the reorganization, than by continuing to operate the two funds separately. SAAMCo further believes that it is in the best interests of the Mid-Cap Value Portfolio’s shareholders to combine its assets with a fund that has a generally better performance history and lower expense structure. SAAMCo believes that the Small-Cap Value Portfolio’s investment objective and strategies make it a compatible fund within the SunAmerica complex for a reorganization with the Mid-Cap Value Portfolio. Each of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio has identical investment objectives to seek long-term growth of capital, follows a value oriented philosophy, which involves investing in securities believed to be undervalued in the market, engages in the active trading of equity securities selected to achieve their investment objectives and uses a focused strategy.

The Board of Directors of the Corporation has determined that the proposed reorganization of the Mid-Cap Value Portfolio with the Small-Cap Value Portfolio is in the best interests of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio, and the interests of the Mid-Cap Value Portfolio’s and the Small-Cap Value Portfolio’s existing shareholders will not be diluted as a result of the reorganization. If the reorganization is approved by shareholders, it is expected that the proposed reorganization will take effect during the fourth quarter of 2009. Included in this booklet is information about the upcoming Special Meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the matter on which you are being asked to vote; and

•

The Combined Prospectus/Proxy Statement, which provides detailed information on the Small-Cap Value Portfolio, the specific proposal being considered at the Special Meeting, and why the proposal is being made.

I encourage you to review the enclosed materials carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote in one of the following ways:

•	By calling us toll-free at the telephone number listed on the enclosed proxy card;

•	By Internet at the website address listed on the enclosed proxy card;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

As always, we appreciate your support.

Sincerely,

/s/ John T. Genoy
John T. Genoy
President

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your vote on the enclosed proxy card, date and sign it and return it in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” the reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Special Meeting.

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue to be voted on.

Q:	Why is a shareholder meeting being held?

A:	You are being asked to approve an agreement and plan of reorganization (the “Reorganization Agreement”) between SunAmerica Focused Series, Inc. (the “Corporation”), on behalf of its series, the Focused Mid-Cap Value Portfolio (the “Mid-Cap Value Portfolio”), and the Corporation, on behalf of its series, the Focused Small-Cap Value Portfolio (the “Small-Cap Value Portfolio” and together with the Mid-Cap Value Portfolio, the “Funds” and each, a “Fund”). The investment objectives of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio are identical in that each Fund seeks long-term growth of capital. The Funds also engage in similar investment strategies in seeking to achieve their investment objective, including following a value oriented philosophy and using a focused strategy. If the proposed reorganization (the “Reorganization”) is approved and completed, an account at the Small-Cap Value Portfolio will be set up in your name, you will become a shareholder of the Small-Cap Value Portfolio, and the Mid-Cap Value Portfolio will be terminated as a series of the Corporation. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Small-Cap Value Portfolio.

Q:	How does the Board of Directors suggest that I vote?

A:	After careful consideration, the Board of Directors of the Corporation (the “Board of Directors”), on behalf of the Mid-Cap Value Portfolio, has determined that the proposed Reorganization is in the best interests of the Mid-Cap Value Portfolio and the interests of the Mid-Cap Value Portfolio’s existing shareholders will not be diluted as a result of the Reorganization and, therefore, recommends that you cast your vote “For” the proposed Reorganization. The Board of Directors has determined that shareholders of the Mid-Cap Value Portfolio may benefit from (i) the possible operating efficiencies from the larger net asset size of the combined fund, (ii) the expectation that the combined fund will have gross and net operating expenses equal to or below those of the Mid-Cap Value Portfolio prior to the Reorganization, (iii) the compatibility of the types of portfolio securities held by the Funds, the identical investment objectives of each Fund, the identical value oriented philosophy and focused strategy of each Fund and certain other similarities between the investment strategies and risks of each Fund, and (iv) being invested in a Fund with a generally better performance history.

Q:	How will the Reorganization affect me?

A:	If shareholders of the Mid-Cap Value Portfolio approve the proposed Reorganization, all the assets and liabilities of the Mid-Cap Value Portfolio will be combined with those of the Small-Cap Value Portfolio, an account will be set up in your name at the Small-Cap Value Portfolio and you will receive shares of the Small-Cap Value Portfolio. You will receive the same class of shares of the Small-Cap Value Portfolio as you currently hold of the Mid-Cap Value Portfolio. The aggregate net asset value of the shares you receive in the Reorganization will equal the aggregate net asset value of the shares you own immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Mid-Cap Value Portfolio will hold a smaller percentage of ownership in the combined fund than he or she held in the Mid-Cap Value Portfolio prior to the Reorganization.

Q:	In the Reorganization, will I receive shares of the Small-Cap Value Portfolio of the same class as the shares of the Mid-Cap Value Portfolio that I now hold?

A:	Yes. You will receive shares of the Small-Cap Value Portfolio of the same class as the shares you own of the Mid-Cap Value Portfolio.

Q:	Will I own the same number of shares of the Small-Cap Value Portfolio as I currently own of the Mid-Cap Value Portfolio?

A:	No. You will receive shares of the Small-Cap Value Portfolio with the same aggregate net asset value as the shares of the Mid-Cap Value Portfolio you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio on the closing date. Thus, on the closing date, if the net asset value of a share of the Small-Cap Value Portfolio is lower than the net asset value of the corresponding share class of the Mid-Cap Value Portfolio, you will receive a greater number of shares of the Small-Cap Value Portfolio in the Reorganization than you held in the Mid-Cap Value Portfolio before the Reorganization. On the other hand, if the net asset value of a share of the Small-Cap Value Portfolio is higher than the net asset value of the corresponding share class of the Mid-Cap Value Portfolio, you will receive fewer shares of the Small-Cap Value Portfolio in the Reorganization than you held in the Mid-Cap Value Portfolio before the Reorganization. The aggregate net asset value of your Small-Cap Value Portfolio shares immediately after the Reorganization will be the same as the aggregate net asset value of your Mid-Cap Value Portfolio shares immediately prior to the Reorganization.

Q:	Will my privileges as a shareholder change after the Reorganization?

A:	Your rights as a shareholder will not change in any substantial way as a result of the Reorganization, but you will be a shareholder of the Small-Cap Value Portfolio rather than of the Mid-Cap Value Portfolio. The shareholder services available to you after the Reorganization will be identical.

Q:	Who will advise the Small-Cap Value Portfolio once the Reorganization is completed?

A:	As you know, the Mid-Cap Value Portfolio is advised by SunAmerica Asset Management Corp. (“SAAMCo”) and is subadvised by Delafield Asset Management, LLC, a division of Reich & Tang Asset Management, LLC. The Small-Cap Value Portfolio is also advised by SAAMCo and is not subadvised. SAAMCo will continue to serve as the Small-Cap Value Portfolio’s investment adviser following the completion of the Reorganization.

Q:	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:	No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge that applies to shares of the Small-Cap Value Portfolio acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your Mid-Cap Value Portfolio shares or (ii) you purchased your shares of any other fund advised by SAAMCo and subsequently exchanged them for shares of the Mid-Cap Value Portfolio.

Q:	How do operating expenses paid by the Small-Cap Value Portfolio compare to those payable by the Mid-Cap Value Portfolio?

A:	Following the Reorganization, the Small-Cap Value Portfolio’s gross projected operating expenses are expected to be below those of the Mid-Cap Value Portfolio. The net operating expenses of the Small-Cap Value Portfolio are also expected to be equal to or below those of the Mid-Cap Value Portfolio after taking into account the contractual fee waivers and expense reimbursement arrangements for each of the Small-Cap Value Portfolio and the Mid-Cap Value Portfolio. The contractual expense caps under the expense limitation agreement between the Corporation, on behalf of certain series of the Companies, and SAAMCo, with respect to the Small-Cap Value Portfolio are identical to those of the Mid-Cap Value Portfolio.

Q:	What will I have to do to open an account in the Small-Cap Value Portfolio? What happens to my account if the Reorganization is approved?

A:	If the Reorganization is approved, an account will be set up in your name and your shares automatically will be converted into shares of the Small-Cap Value Portfolio. We will send you written confirmation that this change has taken place. You will receive the same class of shares of the Small-Cap Value Portfolio as you currently hold of the Mid-Cap Value Portfolio. The aggregate net asset value of the shares you receive in the Reorganization will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of the Mid-Cap Value Portfolio, it is not necessary to surrender such certificates.

Q:	I have received other proxy statements from other funds in the SunAmerica complex. Is this a duplicate proxy statement and do I have to vote again?

A:	This is not a duplicate proxy statement. You are being asked to vote separately for each fund in which you own shares.

Q:	What happens if the Reorganization is not approved?

A:	If the Reorganization is not approved by shareholders of the Mid-Cap Value Portfolio, the Board of Directors will consider other alternatives.

Q:	Will I have to pay any federal taxes as a result of the Reorganization?

A:	The Reorganization of the Mid-Cap Value Portfolio is currently expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the Mid-Cap Value Portfolio will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities in exchange solely for shares of the Small-Cap Value Portfolio and the assumption of its liabilities by the Small-Cap Value Portfolio, or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt solely of shares of the Small-Cap Value Portfolio in connection with the Reorganization.

To the extent that prior to the Reorganization the portfolio holdings of the Mid-Cap Value Portfolio are sold by the Mid-Cap Value Portfolio in connection with the Reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio holdings are sold and the Mid-Cap Value Portfolio’s basis in such holdings. Any capital gains recognized in these sales on a net basis will be distributed, if required, to the Mid-Cap Value Portfolio’s shareholders as either capital gain dividends (to the extent of net realized long-term capital gains) or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Please refer to “Information about the Reorganization—Material U.S. Federal Income Tax Consequences of the Reorganization” for additional information about the federal tax consequences of the Reorganization.

Q:	Who will pay for the Reorganization?

A:	SAAMCo or its affiliates will pay the expenses incurred in connection with the preparation of the Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Mid-Cap Value Portfolio’s portfolio securities prior to or after the Reorganization. Please refer to “Information about the Reorganization—Expenses of the Reorganization” for additional information about the expenses associated with the Reorganization.

Q:	What if I redeem or exchange my shares before the Reorganization takes place?

A:	If you choose to redeem or exchange your shares before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and, generally, will be a taxable transaction and any applicable redemption fees will be applied. Also, in the case of redemptions, you will be responsible for payment of any applicable contingent deferred sales charges.

Q:	How do I vote my proxy?

A:	You may cast your vote by mail, telephone or internet or in person at the special shareholders meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the enclosed form and follow the instructions.

Q:	When will the Reorganization occur?

A:	If approved by shareholders, the Reorganization is expected to occur during the fourth quarter of 2009. The Reorganization will not take place if the Reorganization is not approved by the Mid-Cap Value Portfolio’s shareholders.

Q:	Whom do I contact for further information?

A:	You may call Computershare, Inc., our proxy solicitation firm at the telephone number listed on the enclosed proxy card.

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

SUNAMERICA FOCUSED SERIES, INC.

Focused Mid-Cap Value Portfolio

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(800) 858-8850

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 16, 2009

To the Shareholders of the Focused Mid-Cap Value Portfolio:

This is to notify you that a Special Meeting of Shareholders (the “Special Meeting”) of the Focused Mid-Cap Value Portfolio (the “Mid-Cap Value Portfolio”), a series of SunAmerica Focused Series, Inc., a Maryland Corporation (the “Corporation”), will be held on Friday, October 16, 2009 at 9:00 a.m., Eastern time, at the offices of SunAmerica Asset Management Corp., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 for the following purposes:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Mid-Cap Value Portfolio would transfer all of its assets to the Focused Small-Cap Value Portfolio (the “Small-Cap Value Portfolio”), also a series of the Corporation, in exchange solely for the assumption of the Mid-Cap Value Portfolio’s liabilities by the Small-Cap Value Portfolio and Class A, Class B and Class C shares of the Small-Cap Value Portfolio, which shares will be distributed by the Mid-Cap Value Portfolio to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Directors of the Corporation has fixed the close of business on July 31, 2009 as the record date for determination of shareholders of the Mid-Cap Value Portfolio entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

It is very important that your vote be received prior to the Special Meeting date.    Voting instructions for shares held of record in the name of a nominee, such as a broker-dealer or director of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

Your vote is important regardless of the size of your holdings in the Mid-Cap Value Portfolio. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Certain shareholders may also vote by telephone or over the internet; please see pages 35-36 of the enclosed Combined Prospectus/Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements—Manner of Voting” for more information.

By Order of the Board of Directors,

/s/ Gregory N. Bressler
Gregory N. Bressler
Secretary

Jersey City, New Jersey

August 26, 2009

COMBINED PROSPECTUS/PROXY STATEMENT

SUNAMERICA FOCUSED SERIES, INC.

Focused Mid-Cap Value Portfolio

Focused Small-Cap Value Portfolio

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(800) 858-8850

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of the Focused Mid-Cap Value Portfolio (the “Mid-Cap Value Portfolio”), a series of SunAmerica Focused Series, Inc., a Maryland Corporation (the “Corporation”). A special meeting of shareholders of the Mid-Cap Value Portfolio (the “Special Meeting”) will be held at the offices of SunAmerica Asset Management Corp. (“SAAMCo”), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, on Friday, October 16, 2009 at 9:00 a.m., Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the Mid-Cap Value Portfolio at the close of business on July 31, 2009 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the Mid-Cap Value Portfolio on or about August 26, 2009. Whether or not you expect to attend the Special Meeting or any adjournment or postponement thereof, the Board of Directors of the Corporation (the “Board of Directors”) requests that shareholders vote their shares by completing and returning the enclosed proxy card.

The purposes of the Special Meeting are:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Mid-Cap Value Portfolio would transfer all of its assets to the Focused Small-Cap Value Portfolio (the “Small-Cap Value Portfolio”), also a series of the Corporation, in exchange solely for the assumption of the Mid-Cap Value Portfolio’s liabilities by the Small-Cap Value Portfolio and for Class A, Class B and Class C shares of the Small-Cap Value Portfolio, which shares will be distributed by the Mid-Cap Value Portfolio to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Directors has approved a reorganization (the “Reorganization”) by which the Mid-Cap Value Portfolio, a separate series of the Corporation, an open-end management investment company, would be acquired by the Small-Cap Value Portfolio, also a series of the Corporation. The investment objectives of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio are identical. Each Fund seeks long-term growth of capital. Each Fund follows a “value” oriented philosophy and engages in the active trading of securities selected to achieve long-term growth of capital. Each Fund also uses a focused strategy, which is one in which an investment adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. The Mid-Cap Value Portfolio and the Small-Cap Value Portfolio, however, employ certain differing investment strategies to achieve their objectives. The key principal difference between the Funds is that the Mid-Cap Value Portfolio invests at least 80% of its net assets in securities of mid-cap companies, while the Small-Cap Value Portfolio invests at least 80% of its net assets in small-cap companies with characteristics similar to those contained in the Russell 2000® Value Index, its benchmark index. While the Funds have differing 80% investment policies, there is substantial overlap in the Funds’ investment programs. The Small-Cap Value Portfolio also has certain other strategies that are compatible with those of the Mid-Cap Value Portfolio. For more information on each Fund’s investment strategies see “Summary – Investment Objectives and Principal Investment Strategies” below.

If the Mid-Cap Value Portfolio’s shareholders approve the Reorganization, the Mid-Cap Value Portfolio will transfer its assets to the Small-Cap Value Portfolio. The Small-Cap Value Portfolio will assume the liabilities of the Mid-Cap Value Portfolio and will issue shares to the Mid-Cap Value Portfolio in an amount equal to the aggregate net asset value of the outstanding shares of the Mid-Cap Value Portfolio. Immediately thereafter, the Mid-Cap Value Portfolio will distribute these shares of the Small-Cap Value Portfolio to its shareholders. After distributing these shares, the Mid-Cap Value Portfolio will be terminated as a series of the Corporation. When the Reorganization is complete, the Mid-Cap Value Portfolio’s shareholders will hold the same class of shares of the Small-Cap Value Portfolio as they currently hold of the Mid-Cap Value Portfolio. The aggregate net asset value of the Small-Cap Value Portfolio shares received in the Reorganization will equal the aggregate net asset value of the Mid-Cap Value Portfolio shares held by Mid-Cap Value Portfolio shareholders immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Mid-Cap Value Portfolio will hold a smaller percentage of ownership in the combined fund than such shareholder held in the Mid-Cap Value Portfolio prior to the Reorganization.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the Mid-Cap Value Portfolio should know before voting on the Reorganization and constitutes an offering of Class A, Class B and Class C shares of the Small-Cap Value Portfolio only. Please read it carefully and retain it for future reference.

The following documents containing additional information about the Funds, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

•	the Statement of Additional Information dated August 26, 2009 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

•	the Small-Cap Value Portfolio Statement of Additional Information for Class A, Class B and Class C shares (the “Small-Cap Value Portfolio SAI”) dated February 27, 2009 (and as currently supplemented);

•

the Mid-Cap Value Portfolio Prospectus and Statement of Additional Information containing additional information about the Mid-Cap Value Portfolio (the “Mid-Cap Value Portfolio Prospectus” and “Mid-Cap Value Portfolio SAI,” respectively), each dated February 27, 2009 (and as currently supplemented); and

•	the Semi-Annual Report to Shareholders of the Small-Cap Value Portfolio for the fiscal period ended April 30, 2009 (the “Small-Cap Value Portfolio Semi-Annual Report”).

In addition, the following documents have been filed with the SEC and are incorporated by reference into (legally considered to be part of) and also accompany this Combined Prospectus/Proxy Statement:

•	the Small-Cap Value Portfolio Prospectus for Class A, Class B and Class C shares (the “Small-Cap Value Portfolio Prospectus”) dated February 27, 2009 (and as currently supplemented); and

•	the Annual Report to Shareholders of the Small-Cap Value Portfolio for the fiscal year ended October 31, 2008 (the “Small-Cap Value Portfolio Annual Report”).

Except as otherwise described herein, the policies and procedures set forth under “Shareholder Account Information” in the Small-Cap Value Portfolio Prospectus will apply to the Class A, Class B and Class C shares to be issued by the Small-Cap Value Portfolio in connection with the Reorganization. These documents are on file with the SEC. Each of the Funds is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

Focused Small-Cap Value Portfolio c/o SunAmerica Focused Series, Inc. Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 (800) 858-8850	Focused Mid-Cap Value Portfolio c/o SunAmerica Focused Series, Inc. Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 (800) 858-8850

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” The Reorganization SAI may also be obtained without charge at www.sunamericafunds.com.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.

By Phone:	1-202-551-8090

By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

The Board of Directors knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is August 26, 2009.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

The Corporation is an open-end management investment company registered with the SEC. Each of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio (each, a “Fund,” and together, the “Funds”) is a separate series of the Corporation. The Corporation is organized as a corporation under the laws of the State of Maryland. The investment objectives of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio are identical. Each Fund seeks long-term growth of capital. Each Fund follows a “value” oriented philosophy, which involves investing in securities believed to be undervalued in the market, and engages in the active trading of securities selected to achieve long-term growth of capital. Each Fund also uses a focused strategy, which is one in which an investment adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. Each Fund is “non-diversified,” as such term is defined in the 1940 Act, which means it can invest a larger portion of its assets in the stock of fewer companies or a single company than can some other mutual funds. By investing a higher percentage of assets in a smaller number of stocks, a Fund’s risk is increased because the effect of each stock on the Fund’s performance is greater. The key principal difference between the Funds is that the Mid-Cap Value Portfolio invests at least 80% of its net assets in securities of mid-cap companies, while the Small-Cap Value Portfolio invests at least 80% of its net assets in small-cap companies with characteristics similar to those contained in the Russell 2000 Value Index, its benchmark index. While the Funds have differing 80% investment policies, there is substantial overlap in the Funds’ investment programs.

SunAmerica Asset Management Corp. (“SAAMCo”) serves as the investment adviser of each of the Funds. The Mid-Cap Value Portfolio is currently subadvised by Delafield Asset Management, LLC (“Delafield”), a division of Reich & Tang Asset Management, LLC, while the Small-Cap Value Portfolio has no subadviser. Each of the Funds publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s distributor, SunAmerica Capital Services, Inc. (the “Distributor”), and numerous intermediaries. Shareholders of each Fund have the right to exchange their shares for shares of the same class of other funds distributed by the Distributor, except the SunAmerica Senior Floating Rate Fund, Inc. (where the exchange privilege applies to Class A and Class C shares only), at net asset value per share at the time of exchange, subject to certain limitations. Each Fund permits its shareholders to redeem their shares at any time upon proper notice (subject, in certain cases, to redemption fees and/or contingent deferred sales charges).

The Proposed Reorganization

The Board of Directors, including the Directors who are not “interested persons” of the Corporation (as defined in the 1940 Act) (the “Independent Directors”), has unanimously approved the Reorganization, on behalf of each of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio. Subject to approval by the Mid-Cap Value Portfolio shareholders, the Reorganization provides for:

•

the transfer of all the assets of the Mid-Cap Value Portfolio to the Small-Cap Value Portfolio in exchange for the assumption of the Mid-Cap Value Portfolio’s liabilities by the Small-Cap Value Portfolio and Class A, Class B and Class C shares of the Small-Cap Value Portfolio;

•	the distribution of such Class A, Class B and Class C shares of the Small-Cap Value Portfolio to the Mid-Cap Value Portfolio’s shareholders; and

•	the termination of the Mid-Cap Value Portfolio as a series of the Corporation.

If the proposed Reorganization is approved and completed, the Mid-Cap Value Portfolio’s shareholders would hold shares of the same class of the Small-Cap Value Portfolio as they currently hold of the Mid-Cap Value Portfolio with an aggregate net asset value equal to the aggregate net asset value of Mid-Cap Value Portfolio shares owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

SAAMCo believes that the shareholders of each Fund will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization, than by continuing to operate the two Funds separately. SAAMCo further believes that it is in the best interests of the Mid-Cap Value Portfolio’s shareholders to combine its assets with a Fund that has a generally better performance history and lower expense structure. It is anticipated that the gross and net operating expense ratios for the Combined Fund will be equal to or lower than the current gross and net operating expense ratios for the Mid-Cap Value Portfolio. SAAMCo believes that continuing to operate the Mid-Cap Value Portfolio as currently constituted is not in the best interests of the Mid-Cap Value Portfolio’s shareholders. The Small-Cap Value Portfolio, following completion of the Reorganization, may be referred to as the “Combined Fund” in this Combined Prospectus/Proxy Statement.

In approving the Reorganization, the Board of Directors, including the Independent Directors, determined that participation in the Reorganization is in the best interests of the Mid-Cap Value Portfolio and that the interests of the Mid-Cap Value Portfolio’s shareholders will not be diluted as a result of the Reorganization. The Board of Directors considered the Reorganization proposal at meetings held in April and May 2009, and at a meeting held on June 2, 2009, the entire Board of Directors, including the Independent Directors, unanimously approved the Reorganization. The approval determinations were made on the basis of each Director’s judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The factors considered by the Board of Directors with regard to the Reorganization include, but are not limited to, the following:

•

The fact that the investment objectives of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio are identical and certain strategies of the Mid-Cap Value Portfolio and Small-Cap Value Portfolio are similar and compatible, while others are different. The Directors considered the fact that each Fund follows a value oriented philosophy and uses a focused strategy. The Directors considered that the Mid-Cap Value Portfolio invests at least 80% of its net assets in securities of mid-cap companies; while the Focused Small-Cap Value Portfolio invests at least 80% of its net assets in small-cap companies with characteristics similar to those contained in the Russell 2000 Value Index, its benchmark index. The Directors noted that while the Funds have differing 80% investment policies, there is substantial overlap in the Funds’ investment programs and that investing in securities of small-cap companies is a significant part of the Mid-Cap Value Portfolio’s investment strategy and investing in securities of mid-cap companies is a significant part of the Small-Cap Value Portfolio’s investment strategies. See “Summary—Investment Objectives and Principal Investment Strategies.”

•	The possibility that the Combined Fund may achieve certain operating efficiencies and economies of scale from its larger net asset size.

•

The expectation that the Combined Fund will have gross operating expenses (i.e., operating expenses before taking into account waivers and reimbursements) below those of the Mid-Cap Value Portfolio; and that the Combined Fund will have net operating expenses (i.e., operating expenses after taking into account each Fund’s contractual fee waivers and expense reimbursement arrangements) equal to or below those of the Mid-Cap Value Portfolio. In particular, the contractual expense caps under the Expense Limitation Agreement between the Corporation, on behalf of certain series of the Corporation, and SAAMCo (the “Expense Limitation Agreement”) for the Small-Cap Value Portfolio are identical to those of the Mid-Cap Value Portfolio. While each Fund’s contractual waivers and expense reimbursements are contractually required by agreement with the relevant Board, there is no guarantee that these waivers/reimbursements will not be terminated by the Board at some point in the future.

•

The personnel of SAAMCo who will manage the Combined Fund. The Directors considered that SAAMCo will continue to serve as the investment adviser of the Combined Fund after the Reorganization. The Directors also considered that the Mid-Cap Value Portfolio is currently subadvised by Delafield, while the Small-Cap Value Portfolio has no subadviser. The Directors noted that the Combined Fund will not be subadvised following the completion of the Reorganization. See “Comparison of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio—Management of the Funds.”

•

The relative performance histories of each Fund over different time periods compared with each other and to the relative benchmarks applicable to each Fund. While not predictive of future results, the Directors considered that the Small-Cap Value Portfolio has generally had better historical performance compared with the Mid-Cap Value Portfolio. The Directors also considered the individual performance of the Funds’ portfolio managers in the context of their management of the Funds both as the sole adviser and the adviser of a sleeve of the Funds’ portfolios.

•

The fact that it is currently anticipated that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

•

The fact that SAAMCo or its affiliates will pay the expenses incurred in connection with the preparation of this Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Mid-Cap Value Portfolio’s portfolio securities prior to or after the Reorganization as described in the Reorganization Agreement.

If the Reorganization is not approved by shareholders of the Mid-Cap Value Portfolio, the Board of Directors may consider other alternatives. If no such suitable alternatives can be found, the Board of Directors may consider the liquidation of the Mid-Cap Value Portfolio. Any such liquidation could be a taxable event for certain shareholders.

The Board of Directors unanimously recommends that you vote “For” the Reorganization.

Investment Objectives and Principal Investment Strategies

Investment Objectives. The investment objectives of each of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio are identical. Each Fund seeks long-term growth of capital. The Combined Fund will pursue the Small-Cap Value Portfolio’s investment objective.

Principal Investment Strategies and Techniques. Each Fund follows a “value” oriented philosophy. A “value” oriented philosophy—that of investing in securities believed to be undervalued in the market – reflects a contrarian approach, in that the potential for superior relative performance is believed to be the highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of large, well known companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market. Each Fund uses a focused strategy. A focused strategy is one in which the investment adviser/subadviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. The Fund will generally hold between 30 to 50 securities, although the investment adviser/subadviser may, in its discretion, hold less than 30 securities. Examples of when the Fund may hold more than the specified number of securities include, but are not limited to, re-balancing or purchase and sale transactions, including where a new adviser is selected to manage the Fund or a portion of the Fund’s assets. The investment adviser/subadviser may invest in additional financial instruments for the purpose of cash management or to hedge a security portfolio position. Each Fund is “non-diversified,” as such term is defined in the 1940 Act, which means it can invest a larger portion of its assets in the stock of fewer companies or a single company than can some other mutual funds. By investing a higher percentage of assets in a smaller number of stocks, a Fund’s risk is increased because the effect of each stock on the Fund’s performance is greater.

The Mid-Cap Value Portfolio’s primary investment technique is the active trading of equity securities selected on the basis of value criteria and principally invests in equity securities. In addition, under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, will be invested in mid-cap companies. Mid-cap companies will generally include companies whose market capitalizations, at time of purchase, range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. During the 12-month period ended December 31, 2008, the smallest company in the Russell Midcap Index had a market-cap of $24 million and the largest company in the Russell Midcap Index had a market-cap of $14.9 billion.

The Small-Cap Value Portfolio’s primary investment technique is the active trading of equity securities selected on the basis of value criteria and principally invests in equity securities. In addition, under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, will be invested in small-cap companies with characteristics similar to those contained in the Russell 2000 Value Index. Small-cap companies will generally include companies whose market capitalizations, at time of purchase, are equal to or less than the largest company in the Russell 2000 Index during the most recent 12-month period. During the 12-month period ended December 31, 2008, the largest company in the Russell 2000 Index had a market-cap of $3.28 billion.

Each Fund engages in the active trading of equity securities meaning that a Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and could affect performance. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains (potentially taxable to shareholders as ordinary income) or losses. For the fiscal year ended October 31, 2008, the portfolio turnover rate for the Small-Cap Value Portfolio was 240%, and for the fiscal year ended October 31, 2008, the portfolio turnover rate for the Mid-Cap Value Portfolio was 101%. Higher portfolio turnover may decrease the after-tax return to shareholders due to higher portfolio transaction costs and to the extent it results in the realization of net capital gains, which may be taxable when distributed to shareholders. As noted, distributions of a Fund’s net realized short-term capital gains are taxable to shareholders as ordinary income. During periods of increased market volatility, active trading may be more pronounced.

Each Fund may invest in short-term investments and defensive instruments, may invest in foreign securities and may make special situations investments. Each Fund may borrow to enhance investment performance, up to 50% of its net assets and may borrow for temporary or emergency purposes up to 33  1/3% of its total assets.

The Mid-Cap Value Portfolio may invest in securities of small- and large-cap companies as part of its significant, but non-principal, investment strategy. The Small-Cap Value Portfolio may invest in securities of mid-cap companies as part of its significant, but non-principal, investment strategy. In addition, the Small-Cap Value Portfolio may invest in options and futures.

Each Fund’s principal investment strategies and techniques may be changed without shareholder approval; however, shareholders of each Fund will receive at least 60 days’ notice prior to any change to the Fund’s 80% investment policy.

The Combined Fund’s principal investment strategies and techniques will be those of the Small-Cap Value Portfolio.

Comparison. The investment strategies and techniques of the Funds are similar; however, there are certain important differences. The key principal difference between the Funds is that the Mid-Cap Value Portfolio invests at least 80% of its net assets in securities of mid-cap companies, while the Small-Cap Value Portfolio invests at least 80% of its net assets in small-cap companies with characteristics similar to those contained in the

Russell 2000 Value Index, its benchmark index. While the Funds have differing 80% investment policies, there is substantial overlap in the Funds’ investment programs. In particular, there is generally a certain degree of overlap in the eligibility criteria with respect to “mid-cap” and “small-cap” companies, as described below, and, as of May 14, 2009, approximately 84% of the Mid-Cap Value Portfolio’s holdings could qualify as “small-cap” companies, as defined in the Funds’ prospectus. In addition, investing in securities of small-cap companies is a significant part of the Mid-Cap Value Portfolio’s investment strategy and investing in securities of mid-cap companies is a significant part of the Small-Cap Value Portfolio’s investment strategies. As part of its significant, but non-principal investment strategies, the Mid-Cap Value Portfolio may invest in large-cap companies, while the Small-Cap Value Portfolio does not invest in large-cap companies as part of its principal or non-principal investment strategy. In addition, the Small-Cap Value Portfolio may also invest in options and futures; however, investing in options and futures is not a principal or other significant investment of the Mid-Cap Value Portfolio.

While the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio have certain differences in strategies and techniques, the Funds pursue identical investment objectives and utilize many compatible investment strategies and techniques. For a discussion of the principal and other investment risks associated with an investment in the Small-Cap Value Portfolio and, therefore, the Combined Fund, please see “Comparison of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio—Principal and Other Investment Risks” below.

Fees and Expenses

If the Reorganization is approved and completed, holders of the Mid-Cap Value Portfolio Class A Shares will receive Small-Cap Value Portfolio Class A Shares, holders of Mid-Cap Value Portfolio Class B Shares will receive Small-Cap Value Portfolio Class B Shares, and holders of Mid-Cap Value Portfolio Class C Shares will receive Small-Cap Value Portfolio Class C Shares.

Fee Table of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio

and the Pro Forma Combined Fund* (as of April 30, 2009 (unaudited))

The fee tables below provide information about the fees and expenses attributable to each class of shares of the Funds, assuming the Reorganization had taken place on April 30, 2009 and the estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Fund. The percentages presented in the fee tables are based on fees and expenses incurred during the 12-month period ended April 30, 2009, and may be different than annualized percentages that are based on fees and expenses incurred during the six-month period ended April 30, 2009. Future fees and expenses may be greater or less than those indicated below.

	Actual						Actual
	Mid-Cap Value Portfolio		Small-Cap Value Portfolio		Pro Forma Combined Fund*		Mid-Cap Value Portfolio		Small-Cap Value Portfolio		Pro Forma Combined Fund*
	Class A		Class A		Class A		Class B		Class B		Class B
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)(1)	5.75%		5.75%		5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(2)	None		None		None		4.00%		4.00%		4.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None		None		None		None
Redemption Fee(3)	None		None		None		None		None		None
Exchange Fee	None		None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	1.00%		0.88	%(8)	0.75%		1.00%		0.88	%(8)	0.75%
Distribution and/or Service (12b-1) Fees(4)	0.35%		0.35%		0.35%		1.00%		1.00%		1.00%
Other Expenses	0.54%		0.40	%(9)	0.36	%(9)	2.24%		0.49	%(9)	0.47	%(9)

Total Annual Fund Operating Expenses	1.89%		1.63%		1.46%		4.24%		2.37%		2.22%

Fee Waiver and Expense Reimbursements (Recoupment)	0.17	%(7)	(0.01	)%(7)	(0.01	)%(7)	1.87	%(7)	0.00	%(7)	(0.10	)%(7)
Net Total Annual Fund Operating Expenses	1.72	%(5)(6)	1.64	%(5)(6)	1.47	%(5)(6)	2.37	%(5)(6)	2.37	%(5)(6)	2.32	%(5)(6)

Footnotes begin on the next page.

	Actual
	Mid-Cap Value Portfolio		Small-Cap Value Portfolio		Pro Forma Combined Fund*
	Class C		Class C		Class C
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)(1)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(2)	1.00%		1.00%		1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fee(3)	None		None		None
Exchange Fee	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	1.00%		0.88	%(8)	0.75%
Distribution and/or Service (12b-1) Fees(4)	1.00%		1.00%		1.00%
Other Expenses	1.00%		0.42	%(9)	0.41	%(9)

Total Annual Fund Operating Expenses	3.00%		2.30%		2.16%

Fee Waiver and Expense Reimbursements (Recoupment)	0.63	%(7)	(0.02	)%(7)	(0.02	)%(7)
Net Total Annual Fund Operating Expenses	2.37	%(5)(6)	2.32	%(5)(6)	2.18	%(5)(6)

*	Assumes the Reorganization had taken place on April 30, 2009.
(1)	The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.
(2)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (“CDSC”) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase (for purchases prior to February 20, 2004, the CDSC applies only if shares are redeemed within eighteen months of their purchase). CDSC is calculated as a percentage of amount redeemed or of original purchase cost, whichever is lower.
(3)	A $15.00 fee will be imposed on wire and overnight mail redemptions.
(4)	Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges.
(5)	Through directed brokerage arrangements, a portion of the Mid-Cap Value Portfolio’s, the Small-Cap Value Portfolio’s and the Pro Forma Combined Fund’s expenses have been reduced. “Other Expenses” do not take into account this expense reduction and are therefore higher than the actual expenses of the Funds. Had the expense reductions been taken into account “Net Expenses” for each class would have been 1.68% for Class A shares, 2.33% for Class B shares and 2.33% for Class C shares of the Mid-Cap Value Portfolio, 1.61% for Class A shares, 2.34% for Class B shares and 2.29% for Class C shares of the Small-Cap Value Portfolio and 1.44% for Class A shares, 2.29% for Class B shares and 2.15% for Class C shares of the Pro Forma Combined Fund.
(6)	Pursuant to an Expense Limitation Agreement, SAAMCo is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.72% for Class A shares, 2.37% for Class B shares and 2.37% for Class C shares of the Mid-Cap Value Portfolio, the Small-Cap Value Portfolio and the Pro Forma Combined Fund. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. These fee waivers and expense reimbursements will continue indefinitely, subject to the termination by the Board of Directors, including a majority of the Independent Directors.
(7)	Any waivers or reimbursements made by SAAMCo with respect to the Fund are subject to recoupment from the Fund within the following two years, provided that the Fund is able to effect such payment to SAAMCo and remain in compliance with the foregoing expense limitations.
(8)	Effective August 22, 2008, the management fee for the Small-Cap Value Portfolio was decreased from an annual rate of 1.00% of average daily net assets to an annual rate of 0.75% of average daily net assets. The management fee rate shown above reflects a blended rate for the 12-month period ended April 30, 2009.
(9)	“Other Expenses” for the Fund include “acquired fund fees and expenses” (i.e., fees and expenses incurred indirectly by the Fund as a result of the investments in shares of one or more “acquired funds,” as defined in the registration form applicable to the Fund, which generally include investments in other mutual funds, hedge funds, private equity funds and other pooled investment vehicles).

EXAMPLES:

These examples assume that an investor invests $10,000 in the relevant Fund for the time periods indicated (for the periods ended April 30, 2009), that the investment has a 5% return each year, that the investor pays the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that the investor will receive a 5% annual rate of return. The annual return may be more or less than the 5% used in these examples. Although actual costs may be higher or lower, based on these assumptions, an investor’s costs would be:

ASSUMING THE INVESTOR REDEEMS HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Mid-Cap Value Portfolio	$740	$1,086	$1,455	$2,488
Small-Cap Value Portfolio	$732	$1,063	$1,415	$2,407
Pro Forma Combined Fund*	$716	$1,013	$1,332	$2,231
Class B
Mid-Cap Value Portfolio **	$640	$1,039	$1,465	$2,545
Small-Cap Value Portfolio **	$640	$1,039	$1,465	$2,525
Pro Forma Combined Fund*	$635	$1,024	$1,440	$2,443
Class C
Mid-Cap Value Portfolio	$340	$739	$1,265	$2,706
Small-Cap Value Portfolio	$335	$724	$1,240	$2,656
Pro Forma Combined Fund*	$321	$682	$1,170	$2,513

ASSUMING THE INVESTOR DOES NOT REDEEM HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Mid-Cap Value Portfolio	$740	$1,086	$1,455	$2,488
Small-Cap Value Portfolio	$732	$1,063	$1,415	$2,407
Pro Forma Combined Fund*	$716	$1,013	$1,332	$2,231
Class B
Mid-Cap Value Portfolio **	$240	$739	$1,265	$2,545
Small-Cap Value Portfolio **	$240	$739	$1,265	$2,525
Pro Forma Combined Fund*	$235	$724	$1,240	$2,443
Class C
Mid-Cap Value Portfolio	$240	$739	$1,265	$2,706
Small-Cap Value Portfolio	$235	$724	$1,240	$2,656
Pro Forma Combined Fund*	$221	$682	$1,170	$2,513

*	Assumes the Reorganization had taken place on April 30, 2009.
**	Class B shares generally convert to Class A shares approximately eight years after purchase. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

Federal Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, the Mid-Cap Value Portfolio, the Small-Cap Value Portfolio, or their respective shareholders, will not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, the Corporation, on behalf of each of the Small-Cap Value Portfolio and the Mid-Cap Value Portfolio, will receive an opinion from Willkie Farr & Gallagher LLP to that effect. An opinion of counsel is not binding on the Internal Revenue Service (“IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

To the extent that the portfolio holdings of the Mid-Cap Value Portfolio are sold by the Mid-Cap Value Portfolio in connection with the Reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio holdings are sold and the Mid-Cap Value Portfolio’s basis in such holdings. Any gains will be distributed, if required, to the Mid-Cap Value Portfolio’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary income dividends (to the extent of short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of a gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio are identical.

COMPARISON OF THE MID-CAP VALUE PORTFOLIO

AND THE SMALL-CAP VALUE PORTFOLIO

Principal and Other Investment Risks

Because of their identical investment objectives, value oriented philosophies, focused strategies and other similar investment strategies and techniques, the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio are each subject to the same principal and non-principal investment risks associated with an investment in the relevant Fund; however, small-market capitalization risk is a principal risk of the Small-Cap Value Portfolio and a non-principal risk of the Mid-Cap Value Portfolio, and mid-capitalization risk is a principal risk of the Mid-Cap Value Portfolio and a non-principal risk of the Small-Cap Value Portfolio. The following discussion describes the principal and certain other risks that may affect the Small-Cap Value Portfolio and, therefore, the Combined Fund. You will find additional descriptions of specific risks in the Mid-Cap Value Portfolio Prospectus and the Small-Cap Value Portfolio Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement.

Shares of the Small-Cap Value Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Small-Cap Value Portfolio will be able to achieve its investment goals. If the value of the assets of the Small-Cap Value Portfolio go down, you could lose money.

The following are the principal investment risks associated with the Small-Cap Value Portfolio and, therefore, also with the Combined Fund:

Stock Market Volatility. The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Small-Cap Value Portfolio’s portfolio.

Securities selection. A strategy used by the Small-Cap Value Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

Non-Diversification. By investing in higher percentage of assets in a smaller number of stocks, the Small-Cap Value Portfolio’s risk is increased because the effect of each stock on the Fund’s performance is greater.

Small and Mid-Market Capitalization. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies are subject to these risks to a lesser extent.

The following are the non-principal investment risks associated with the Small-Cap Value Portfolio and therefore, also with the Combined Fund:

Foreign Exposure. Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

Derivatives. Derivatives, including options and futures, are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Hedging. Hedging is a strategy in which SAAMCo uses a derivative in an effort to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Fundamental Investment Restrictions

Each of the Funds has identical investment restrictions (and exclusions). If the shareholders of the Mid-Cap Value Portfolio approve the Reorganization, SAAMCo will manage the Combined Fund pursuant to the investment restrictions of the Small-Cap Value Portfolio. The complete list of the fundamental investment restrictions of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio is set out in Appendix A.

Performance Information

The following bar charts and tables illustrate the past performance of an investment in each Fund. The information shows you how each Fund’s performance has varied year by year and provides some indication of the risks of investing in each Fund. Past performance is not predictive of future performance. For more information concerning the performance of the Mid-Cap Value Portfolio, please refer to the Mid-Cap Value Portfolio Prospectus, the Annual Report to Shareholders of the Mid-Cap Value Portfolio for the fiscal year ended October 31, 2008 (the “Mid-Cap Value Portfolio Annual Report”) and the Semi-Annual Report to Shareholders of the Mid-Cap Value Portfolio for the fiscal period ended April 30, 2009 (the “Mid-Cap Value Portfolio Semi-Annual Report”). For more information concerning the performance of the Small-Cap Value Portfolio, please refer to the Small-Cap Value Portfolio Prospectus, the Small-Cap Value Portfolio Annual Report and the Small-Cap Value Portfolio Semi-Annual Report.

Calendar Year Total Returns, as of 12/31 each year for

Class A Shares of the Mid-Cap Value Portfolio

FOCUSED MID-CAP VALUE PORTFOLIO (CLASS A)

Best Quarter: 9.92% (quarter ended March 31, 2006)

Worst Quarter: –31.59% (quarter ended December 31, 2008)

Year to Date Return as of June 30, 2009: 7.80%

Mid-Cap Value Portfolio

Average Annual Total Return

For The Calendar Year Ended December 31, 2008(1)

	1 Year	Since Inception(5)
Class A Shares—Return Before Taxes	-55.22%	-12.77%
Return After Taxes on Distributions	-55.22%	-13.26%
Return After Taxes on Distributions and Sale of Fund Shares(2)	-35.89%	-10.34%
Class B Shares—Return Before Taxes	-54.69%	-12.54%
Class C Shares—Return Before Taxes	-53.24%	-11.80%
Russell Midcap Value Index(3)(4)	-38.44%	-8.56%

(1)	Includes sales charges.
(2)	When the return after taxes on distributions and sales of Mid-Cap Value Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Mid-Cap Value Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.
(3)	The Russell Midcap® Value Index measures the performance of those Russell Midcap Value companies with lower price-to-book ratios and lower forecasted growth value.
(4)	You may not invest directly in the Russell Midcap® Value Index, and unlike the Fund, categories and benchmark indices do not incur fees and expenses.
(5)	Class A, B and C shares commenced offering on August 2, 2005.

Calendar Year Total Returns, as of 12/31 each year for

Class A Shares of the Small-Cap Value Portfolio

FOCUSED SMALL-CAP VALUE PORTFOLIO (CLASS A)

Best Quarter: 20.51% (quarter ended June 30, 1999)

Worst Quarter: –26.56% (quarter ended December 31, 2008)

Year to Date Return as of June 30, 2009: 9.51%

Small-Cap Value Portfolio

Average Annual Total Return

For The Calendar Year Ended December 31, 2008(1)

	1 Year	5 Years	10 Years
Class A Shares—Return Before Taxes	-42.30%	-4.25%	4.17%
Return After Taxes on Distributions	-42.33%	-6.13%	2.81%
Return After Taxes on Distributions and Sale of Fund Shares(2)	-27.47%	-3.68%	3.39%
Class B Shares—Return Before Taxes	-41.64%	-4.01%	4.24%
Class C Shares—Return Before Taxes	-39.81%	-3.77%	4.12%
Russell 2000 Value Index(3)(4)	-28.92%	0.27%	6.11%

(1)	Includes sales charges.
(2)	When the return after taxes on distributions and sale of Small-Cap Value Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Small-Cap Value Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.
(3)	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price–to-book ratios and lower forecasted growth values.
(4)	You may not invest directly in the Russell 2000® Value Index, and unlike the Fund, benchmark indices do not incur fees and expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares of each of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio; after-tax returns for other classes of shares will vary.

Because the Combined Fund will most closely resemble the Small-Cap Value Portfolio, the Small-Cap Value Portfolio will be the accounting survivor of the Reorganization. The Combined Fund will also maintain the performance history of the Small-Cap Value Portfolio at the closing of the Reorganization.

Management of the Funds

Mid-Cap Value Portfolio. SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, serves as the investment adviser to the Mid-Cap Value Portfolio. SAAMCo provides various administrative services and supervises the daily business of the Mid-Cap Value Portfolio, and receives a management fee as compensation for its services. SAAMCo is a wholly-owned subsidiary of AIG Retirement Services, Inc., which in turn is a wholly-owned subsidiary of American International Group, Inc. (“AIG”).

Delafield, a division of Reich & Tang, located at 600 Fifth Avenue, New York, New York 10020, serves as the subadviser to the Mid-Cap Value Portfolio. Reich & Tang is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Reich & Tang is an indirect subsidiary of Natixis Global Asset Management, L.P. (formerly IXIS Asset Management US Group, L.P.).

J. Dennis Delafield and Vincent Sellecchia are the portfolio managers the Mid-Cap Value Portfolio and are primarily responsible for the day-to-day management of the Mid-Cap Value Portfolio. Mr. Delafield and Mr. Sellecchia have been the portfolio managers of the Mid-Cap Value Portfolio since August 2005.

Mr. Delafield is the Chief Executive Officer and a Managing Director at Delafield. Mr. Delafield has been in the industry for over 40 years. He merged a member firm of the New York Stock Exchange of which he was a director and shareholder with Sterling, Grace & Co. in New York in 1959. Subsequently, he became a partner in charge of research in investment advisory services for Sterling, Grace. In 1970, he joined David J. Greene & Co. He became a managing partner of David J. Greene, leaving there in 1980, to found Delafield Asset Management Inc. Mr. Delafield is currently a Managing Director of Reich & Tang, Chairman and co-manager of Delafield Fund, Inc. and Chief Executive Officer of Delafield. Mr. Delafield is a graduate of Princeton University and is a Chartered Financial Analyst.

Mr. Sellecchia is the Chief Investment Officer & Chief Operating Officer and a Managing Director at Delafield. Mr. Sellecchia began his career in May of 1976 as an investment analyst in the Trust Department of Irving Trust & Co. He worked there for three years before becoming part of the research team of Gabelli & Co. Mr. Sellecchia joined Delafield in October of 1980, the year Delafield was founded. He joined Reich & Tang’s Smaller Cap Equity Team in 1991. Mr. Sellecchia is currently a Managing Director of Reich & Tang, President and co-manager of Delafield Fund, Inc. and Chief Investment Officer & Chief Operating Officer of Delafield. Mr. Sellecchia received his BA from Boston College in 1974 and an MBA from New York University in 1976, and achieved his Chartered Financial Analyst designation in 1980.

The Mid-Cap Value Portfolio SAI provides additional information about the compensation of the Mid-Cap Value Portfolio’s portfolio managers, other accounts managed by such managers and such managers’ ownership of securities in the Mid-Cap Value Portfolio and other funds managed by SAAMCo.

Small-Cap Value Portfolio. SAAMCo serves as the investment adviser to the Small-Cap Value Portfolio. SAAMCo provides various administrative services and supervises the daily business of the Small-Cap Value Portfolio, and receives a management fee as compensation for its services. The Small-Cap Value Portfolio is not subadvised.

Daniel Lew, CFA, is the portfolio manager the Small-Cap Value Portfolio and is primarily responsible for the day-to-day management of the Small-Cap Value Portfolio. Mr. Lew has been the portfolio manager of the Small-Cap Value Portfolio since August 2008.

Mr. Lew is a portfolio manager and Senior Vice President at SAAMCO and has over 20 years of experience in the investment industry, focusing the last ten years on the small-cap value category. Prior to joining SAAMCo, Mr. Lew was a portfolio manager at Citizens Advisers and a senior analyst at Strong Capital Management, and has held investment positions at William M. Mercer Investment Consulting, RogersCasey, and Equitable Capital Management. Mr. Lew received a Bachelor of Science from Columbia University School of Engineering and Applied Science and a Masters of Business Administration from New York University. He is also a member of the New York Society of Security Analysts. Mr. Lew also holds the Chartered Financial Analyst designation.

Mr. Lew will continue to serve as the portfolio manager of the Small-Cap Value Portfolio and will continue to be primarily responsible for the day-to-day management of the Small-Cap Value Portfolio following the Reorganization.

The Small-Cap Value Portfolio SAI provides additional information about the compensation of the Small-Cap Value Portfolio’s portfolio manager, other accounts managed by such manager, and such manager’s ownership of securities in the Small-Cap Value Portfolio and other funds managed by SAAMCo.

Combined Fund. As discussed below under “Investment Advisory and Management Agreements—Mid-Cap Value Portfolio and Small-Cap Value Portfolio,” following the Reorganization, SAAMCo will serve as investment adviser to the Combined Fund. Daniel Lew, CFA will serve as the portfolio manager of the Combined Fund. In addition, SAAMCo has received an exemptive order from the SEC that permits SAAMCo, subject to certain conditions, to enter into agreements relating to each of the Funds or other series of the Corporation with unaffiliated subadvisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board of Directors but without shareholder approval, to employ new unaffiliated subadvisers for the Funds, change the terms of particular agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of each Fund have the right to terminate an agreement with subadvisers for that Fund at any time by a vote of the majority of the outstanding voting securities of that Fund. Shareholders will be notified of any subadviser changes. The termination and subsequent replacement of a subadviser can increase transaction costs and portfolio turnover rates, which may result in distributions of short-term capital gains and other tax consequences to shareholders. The exemptive order will continue to apply to the Combined Fund following the completion of the Reorganization.

Investment Advisory and Management Agreements

Mid-Cap Value Portfolio and Small Cap Value Portfolio. SAAMCo is the Mid-Cap Value Portfolio’s and the Small-Cap Value Portfolio’s investment adviser and manages the Fund’s investments and its business operations subject to the oversight of the Board of Directors. Pursuant to an Investment Advisory and Management Agreement between the Corporation, on behalf of each of the Funds, and SAAMCo (the “Management Agreement”), SAAMCo provides various administrative services and supervises the daily business of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio. Pursuant to the Management Agreement, SAAMCo receives for its services to the Mid-Cap Value Portfolio monthly compensation at the annual rate of 1.00% of the average daily net assets of the Mid-Cap Value Portfolio. Pursuant to the Management Agreement, SAAMCo currently receives for its services to the Small-Cap Value Portfolio monthly compensation at the annual rate of 0.75% of the average daily net assets of the Small-Cap Value Portfolio. SAAMCo has contractually agreed to waive fees and/or reimburse expenses for the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio in the amounts as described in the footnotes to the Fee Tables on pages 10-11 above. These fee waivers and expense reimbursements will continue indefinitely, subject to the termination by the Board of Directors, including a majority of the Independent Directors.

A discussion regarding the basis for the Board of Directors’ approval of the Management Agreement is available in each Fund’s Annual Report.

Combined Fund. If the shareholders of the Mid-Cap Value Portfolio approve the Reorganization, the Combined Fund will be managed by SAAMCo pursuant to the Management Agreement, as described above. It should be noted that since the Funds are party to the same Management Agreement, the services provided to each Fund are identical.

Service Agreements

Mid-Cap Value Portfolio and Small-Cap Value Portfolio. SunAmerica Fund Services, Inc. serves as each Fund’s servicing agent (the “Servicing Agent”) pursuant to service agreements (each, a “Service Agreement”) entered into between the Corporation, on behalf of each Fund, and the Servicing Agent. Under the terms of each Service Agreement, the Servicing Agent, an indirect wholly owned subsidiary of AIG, assists the Fund’s transfer agent in providing certain shareholder services. The Servicing Agent is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Pursuant to each Service Agreement, as compensation for services rendered, the Servicing Agent receives a fee from the Fund, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A, Class B and Class C shares of the Fund. It should be noted that since the Funds are party to the same Service Agreement, the services provided to each Fund are identical.

Combined Fund. The Service Agreement with respect to the Small-Cap Value Portfolio will remain in place with respect to the Combined Fund following the Reorganization.

Other Service Providers

Mid-Cap Value Portfolio and Small-Cap Value Portfolio. State Street Bank and Trust Co. (“State Street”), located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and as transfer agent for each Fund and in those capacities maintains certain financial and accounting books and records pursuant to separate agreements with the Corporation, on behalf of each Fund. Transfer agent functions are performed for State Street by Boston Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street. PricewaterhouseCoopers LLP, located at 1201 Louisiana, Suite 2900, Houston, TX 77002-5678, serves as each of the Mid-Cap Value Portfolio’s and the Small-Cap Value Portfolio’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Small-Cap Value Portfolio. The firm of Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, New York 10019, serves as legal counsel to each Fund.

Combined Fund. Following the Reorganization, the Small-Cap Value Portfolio’s current service providers will service the Combined Fund. Any changes in service providers thereafter are not expected to affect the nature or quality of services provided to the Combined Fund or its shareholders.

Distribution and Service Fees

Mid-Cap Value Portfolio and Small-Cap Value Portfolio. The Corporation, on behalf of each class of the relevant Fund, has entered into a distribution agreement (the “Distribution Agreement”) with SunAmerica Capital Services, Inc. (the “Distributor”), a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of the Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of each Fund through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports with respect to a Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds as discussed in more detail below.

Continuance of the Distribution Agreement with respect to each Fund is subject to annual approval by vote of the Board of Directors, including a majority of the Independent Directors, as applicable. The Corporation and the Distributor each has the right to terminate the Distribution Agreement with respect to the relevant Fund on 60 days’ written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors. Pursuant to such rule, each Fund has adopted Distribution Plans for Class A, Class B, and Class C shares (hereinafter referred to as the “Class A Plan,” the “Class B Plan”, and the “Class C Plan” and collectively as the “Distribution Plans”). The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to “Shareholder Account Information” in each Fund’s Prospectus for certain information with respect to the Distribution Plans.

Under the Class A Plan, the Distributor may receive payments from each Fund at an annual rate of up to 0.10% of average daily net assets of each Fund’s Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class C Plans, the Distributor may receive payments from each Fund at the annual rate of up to 0.75% of the average daily net assets of each Fund’s Class B or Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers.

The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in each Fund by its customers.

It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor’s distribution costs as described above.

Combined Fund. Following the Reorganization, the Combined Fund will be subject to the Small-Cap Value Portfolio Distribution Plans, as described above, for its share classes. In addition, the Combined Fund will continue to be subject to the Distribution Agreement. It should be noted that since the Funds are party to the same Distribution Agreement, the services provided to each Fund are identical.

Dividends and Distributions

The policies with respect to payment of dividends and capital gains distributions of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio are identical and such procedures will remain in place for the Combined Fund. Shareholders should refer to the Small-Cap Value Portfolio Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the Mid-Cap Value Portfolio Prospectus for the specific policies with respect to payment of dividends and capital gains distributions under the heading “Shareholder Account Information.”

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio are identical and such procedures will remain in place for the Combined Fund. Shareholders should refer to the Small-Cap Value Portfolio Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the Mid-Cap Value Portfolio Prospectus for the specific procedures applicable to purchases, exchanges and redemptions of shares under the heading “Shareholder Account Information.” In addition to the policies described therein, certain fees may be assessed in connection with the purchase, exchange and redemption of shares. See “Summary—Fees and Expenses” above.

Market Timing Trading Policies and Procedures

The market timing trading policies and procedures of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio are identical, and such policies and procedures will remain in place for the Combined Fund. Shareholders should refer to the Small-Cap Value Portfolio Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the Mid-Cap Value Portfolio Prospectus for the specific market timing trading policies and procedures under the heading “Shareholder Account Information—Market Timing Trading Policies and Procedures.”

FINANCIAL HIGHLIGHTS

Financial highlights tables for the existing share classes of the Small-Cap Value Portfolio may be found in the Small-Cap Value Portfolio Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Mid-Cap Value Portfolio will transfer its assets to the Small-Cap Value Portfolio in exchange for the assumption by the Small-Cap Value Portfolio of the Mid-Cap Value Portfolio’s liabilities and Class A, Class B and Class C shares of the Small-Cap Value Portfolio. For more details about the Reorganization Agreement, see Appendix B—“Form of Agreement and Plan of Reorganization.” The shares of the Small-Cap Value Portfolio issued to the Mid-Cap Value Portfolio will have an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Mid-Cap Value Portfolio’s shares outstanding immediately prior to the Reorganization. Upon receipt by the Mid-Cap Value Portfolio of the shares of the Small-Cap Value Portfolio, the Mid-Cap Value Portfolio will distribute the shares to its shareholders. Then, as soon as practicable after the Closing Date (as defined in Appendix B), the Mid-Cap Value Portfolio will be terminated as a series of the Corporation under applicable state law.

The distribution of Small-Cap Value Portfolio shares to the Mid-Cap Value Portfolio shareholders will be accomplished by opening new accounts on the books of the Small-Cap Value Portfolio in the names of the Mid-Cap Value Portfolio shareholders and transferring to those shareholder accounts the shares of the Small-Cap Value Portfolio. Such newly-opened accounts on the books of the Small-Cap Value Portfolio will represent the respective pro rata number of shares of the same class of the Small-Cap Value Portfolio that the Mid-Cap Value Portfolio receives under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

Accordingly, as a result of the Reorganization, the Mid-Cap Value Portfolio shareholders will own the same class of shares of the Small-Cap Value Portfolio having an aggregate NAV immediately after the Closing Date equal to the aggregate NAV of that shareholder’s Mid-Cap Value Portfolio shares immediately prior to the Closing Date. The Reorganization will not result in dilution of either Fund’s NAV. However, as a result of the Reorganization, a shareholder of the Mid-Cap Value Portfolio or the Small-Cap Value Portfolio will hold a reduced percentage of ownership in the larger Combined Fund than the shareholder did in the applicable Fund.

No sales charge or fee of any kind will be assessed to the Mid-Cap Value Portfolio shareholders in connection with their receipt of shares of the Small-Cap Value Portfolio in the Reorganization, although shareholders who receive Class B and Class C shares in the Reorganization (and Class A shares subject to the CDSC for purchases of $1,000,000 or more) will continue to be subject to a contingent deferred sales change (“CDSC”) if they sell such shares after the Reorganization but before the applicable holding period expires. The holding period with respect to any CDSC applicable to shares of the Small-Cap Value Portfolio acquired in the Reorganization will be measured from the earlier of the time (i) the shares were purchased from the Mid-Cap Value Portfolio or (ii) shares were purchased from any other funds distributed by the Distributor and subsequently were exchanged for shares of the Mid-Cap Value Portfolio. Redemptions made after the Reorganization may be subject to CDSCs, as described in the Small-Cap Value Portfolio Prospectus.

Terms of the Reorganization Agreement

Pursuant to the Reorganization Agreement, the Small-Cap Value Portfolio will acquire the assets of the Mid-Cap Value Portfolio on the Closing Date in consideration for the assumption of the Mid-Cap Value Portfolio’s liabilities and shares of the Small-Cap Value Portfolio.

On the Closing Date, the Mid-Cap Value Portfolio will transfer to the Small-Cap Value Portfolio its assets in exchange solely for Class A, Class B and Class C shares of the Small-Cap Value Portfolio that are equal in value to the value of the net assets of the Mid-Cap Value Portfolio transferred to the Small-Cap Value Portfolio as of the Closing Date, as determined in accordance with the Small-Cap Value Portfolio’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties, and the assumption by the Small-Cap Value Portfolio of the liabilities of the Mid-Cap Value Portfolio. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Mid-Cap Value Portfolio will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

The Mid-Cap Value Portfolio expects to distribute the shares of the Small-Cap Value Portfolio to the shareholders of the Mid-Cap Value Portfolio promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of the Mid-Cap Value Portfolio will be redeemed in accordance with Maryland law and the charter of the Corporation. Thereafter, the Mid-Cap Value Portfolio will be terminated as a series of the Corporation under Maryland law.

The Mid-Cap Value Portfolio and the Small-Cap Value Portfolio have made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Mid-Cap Value Portfolio’s shareholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of the Corporation of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	the declaration of a dividend by the Mid-Cap Value Portfolio to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization.

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the Mid-Cap Value Portfolio.

The Board of Directors unanimously recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Mid-Cap Value Portfolio (as described more fully in “Reasons for the Reorganization” below) and that the interests of existing shareholders of the Mid-Cap Value Portfolio will not be diluted as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

The factors considered by the Board of Directors with regard to the Reorganization include, but are not limited to, the following:

•

The investment objectives of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio are identical and many investment strategies and techniques are compatible and similar; however, certain investment strategies and techniques are different. See “Summary—Investment Objectives and Principal Investment Strategies.”

Through the Reorganization, shareholders of the Mid-Cap Value Portfolio will be invested in a Combined Fund with an identical investment objective and compatible investment strategies and techniques; however, the Mid-Cap Value Portfolio invests at least 80% of its net assets in securities of mid-cap companies; while the Small-Cap Value Portfolio invests at least 80% of its net assets in small-cap companies with characteristics similar to those contained in the Russell 2000 Value Index, its benchmark index. While the Funds have differing 80% investment policies, there is substantial overlap in the Funds’ investment programs. In particular, there is generally a certain degree of overlap in the eligibility criteria with respect to “mid-cap” and “small-cap” companies, as described below, and, as of May 14, 2009, approximately 84% of the Mid-Cap Value Portfolio’s holdings could qualify as “small-cap” companies, as defined in the Funds’ prospectus. In addition, investing in securities of small-cap companies is a significant part of the Mid-Cap Value Portfolio’s investment strategy and investing in securities of mid-cap companies is a significant part of the Small-Cap Value Portfolio’s investment strategies. Because of their identical investment objectives, value oriented philosophies, focused strategies and other similar investment strategies and techniques, the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio are each subject to the same principal and non-principal investment risks associated with an investment in the relevant Fund; however, small-market capitalization risk is a principal risk of the Small-Cap Value Portfolio and a non-principal risk of the Mid-Cap Value Portfolio, and mid-market capitalization risk is a principal risk of the Mid-Cap Value Portfolio and a non-principal risk of the Small-Cap Value Portfolio. In addition, shareholders of the Mid-Cap Value Portfolio may continue to benefit from the potential return of, or be subject to the risks associated with, an investment in a Fund that uses a focused strategy. While the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio have certain differences in strategies and techniques, the Funds pursue identical investment objectives and utilize many identical or otherwise compatible investment strategies and techniques. For a discussion of the principal and other investment risks associated with an investment in the Small-Cap Value Portfolio and, therefore, the Combined Fund, please see “Comparison of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio—Principal and Other Investment Risks” below.

•	The possibility that the Combined Fund may achieve certain operating efficiencies from its larger net asset size.

The larger net asset size of the Combined Fund may permit the Combined Fund to achieve certain economies of scale as certain costs can be spread over a larger asset base, and the larger Combined Fund may achieve greater portfolio diversity and potentially lower portfolio transaction costs. This potential benefit will largely depend on the growth of the Combined Fund and may not be achieved solely as a result of the Reorganization.

•

The expectation that the Combined Fund will have (i) projected gross operating expenses below those of the Mid-Cap Value Portfolio prior to the Reorganization, before taking into account any contractual or voluntary fee waivers or expense reimbursement arrangements, and (ii) projected net operating expenses below those of the Mid-Cap Value Portfolio prior to the Reorganization, after taking into account contractual fee waivers and expense reimbursement arrangements.

Shareholders of each class of the Mid-Cap Value Portfolio are expected to experience lower gross operating expenses in the Combined Fund than they had in the Mid-Cap Value Portfolio prior to the Reorganization, before taking into account any contractual or voluntary fee waivers or expense reimbursement arrangements. Shareholders of each class of the Mid-Cap Value Portfolio are expected to experience lower net operating expenses in the Combined Fund than they had in the Mid-Cap Value Portfolio prior to the Reorganization, after taking into account each Fund’s contractual fee waivers or expense reimbursement arrangements. See “Summary—Fees and Expenses.” In addition, the contractual expense caps under Expense Limitation Agreement for the Small-Cap Value Portfolio are identical to those of the Mid-Cap Value Portfolio. While each Fund’s contractual waivers and expense reimbursements are contractually required by agreement with the relevant Board, there is no guarantee that these waivers/reimbursements will not be terminated by such Board at some point in the future.

•	The relative performance histories of each Fund and the fact that the Small-Cap Value Portfolio has generally had better performance history compared with the Mid-Cap Value Portfolio.

While not predictive of future results, the Board of Directors reviewed the relative performance of each Fund over different time periods compared with each other and to the relative benchmarks applicable to each Fund. The Board noted, however, that the Mid-Cap Value Portfolio commenced operations on August 2, 2005 and therefore, does not have a long-term performance history. The Small-Cap Value Portfolio will be the accounting survivor of the Reorganization. The Combined Fund will also maintain the performance history of the Small-Cap Value Portfolio at the closing of the Reorganization. The Directors also considered the individual performance of each Fund’s portfolio managers in the context of their management of the Funds as the sole adviser since August 22, 2008, and the adviser of a sleeve of the Funds’ portfolios prior to August 22, 2008, when the Funds were managed by several subadvisers. While not predictive of future results, the Directors noted that for the one- and three- year period ended April 30, 2009, Delafield had performed better; however, they also observed that SAAMCo’s more recent performance had improved and was satisfactory.

•

The fact that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

The Reorganization contemplates a tax-free transfer of the assets of the Mid-Cap Value Portfolio in exchange for the assumption of the Mid-Cap Value Portfolio’s liabilities and shares of the Small-Cap Value Portfolio. Shareholders will receive Small-Cap Value Portfolio shares equivalent to the aggregate net asset value of their Mid-Cap Value Portfolio shares and will pay no federal income tax on the transaction.

•

The costs associated with the Reorganization will be borne solely by SAAMCo or its affiliates and will not be borne by shareholders (except that shareholders will pay any brokerage or trading expenses of securities sold prior to and immediately following the Reorganization).

Shareholders will not bear the costs associated with the Reorganization, including proxy solicitation expenses. Proxy solicitation expenses include legal fees, printing, packaging and postage—all of which will be covered by SAAMCo or its affiliates. Shareholders will not have to pay any sales charge on the Small-Cap Value Portfolio shares received in the Reorganization. For purposes of determining the application of any CDSC after the Reorganization, the holding period for their Mid-Cap Value Portfolio shares will carry over to the Small-Cap Value Portfolio shares they receive in the Reorganization. The Reorganization is expected to cause portfolio turnover and transaction expenses from the sale of securities immediately following the closing of the Reorganization, which will be incurred by the Mid-Cap Value Portfolio and the Combined Fund, respectively, and borne by each Fund’s shareholders; however, these costs are not expected to have a material impact on the Funds.

For these and other reasons, the Board of Directors unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Mid-Cap

Value Portfolio and the interests of the Mid-Cap Value Portfolio’s existing shareholders will not be diluted as a result of the Reorganization. The approval determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Mid-Cap Value Portfolio as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of the Reorganization that the Corporation, on behalf of each of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio, receive an opinion from Willkie Farr & Gallagher LLP, counsel to each Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(b) of the Code, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•

No gain or loss will be recognized by the Mid-Cap Value Portfolio or by the Small-Cap Value Portfolio upon the transfer of substantially all of the assets of the Mid-Cap Value Portfolio to the Small-Cap Value Portfolio solely in exchange for the shares of the Small-Cap Value Portfolio and the assumption by the Small-Cap Value Portfolio of certain liabilities of the Mid-Cap Value Portfolio, or upon the distribution of the shares of the Small-Cap Value Portfolio by the Mid-Cap Value Portfolio to its shareholders in the subsequent liquidation of the Mid-Cap Value Portfolio.

•

No gain or loss will be recognized by a shareholder of the Mid-Cap Value Portfolio who exchanges all of his, her or its shares of the Mid-Cap Value Portfolio solely for the shares of the Small-Cap Value Portfolio pursuant to the Reorganization.

•

The tax basis of the shares of the Small-Cap Value Portfolio received by a shareholder of the Mid-Cap Value Portfolio pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the Mid-Cap Value Portfolio surrendered in exchange therefor.

•

The holding period of the shares of the Small-Cap Value Portfolio received by a shareholder of the Mid-Cap Value Portfolio pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the Mid-Cap Value Portfolio surrendered in exchange therefor.

•

The Small-Cap Value Portfolio’s tax basis in assets of the Mid-Cap Value Portfolio received by the Small-Cap Value Portfolio pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Mid-Cap Value Portfolio immediately prior to the Reorganization, and the Small-Cap Value Portfolio’s holding period for such assets will, in each instance, include the period during which the assets were held by the Mid-Cap Value Portfolio.

The opinion of Willkie Farr & Gallagher LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the Small-Cap Value Portfolio and the Mid-Cap Value Portfolio and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. The opinion will not express an opinion as to the tax effects of the Small-Cap Value Portfolio, the Mid-Cap Value Portfolio or the respective shareholders of each from the marking to market of certain categories of assets as of the closing of the taxable year of the Mid-Cap Value Portfolio. An opinion of counsel is not binding on the IRS or any court.

The Small-Cap Value Portfolio intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Mid-Cap Value Portfolio and its shareholders.

Prior to the Closing Date, the Mid-Cap Value Portfolio will declare a distribution to its shareholders, if any, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

While the portfolio manager of the Small-Cap Value Portfolio does not anticipate requesting the disposition of a portion of the Mid-Cap Value Portfolio’s portfolio holdings before the closing of the Reorganization, he does anticipate disposing of a substantial portion (approximately 97%) of the Mid-Cap Value Portfolio’s portfolio holdings following the closing of the Reorganization. The tax impact of any such sales will depend on the difference between the price at which such portfolio securities are sold and the Mid-Cap Value Portfolio’s basis in such securities. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of the Mid-Cap Value Portfolio, as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization will be distributed, if required, to the Combined Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. However, the Small-Cap Value Portfolio has approximately $44 million of capital loss carryforwards, which may be used to offset any capital gains. Based on the net capital loss positions of each of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio as of April 30, 2009, including any available capital loss carryforwards, it is not expected that the anticipated sales of portfolio holdings post-Reorganization will result in any material amounts of capital gains to be distributed to shareholders by the Combined Fund.

The Small-Cap Value Portfolio will succeed to the capital loss carryforwards, if any, of the Mid-Cap Value Portfolio. As a result of the Reorganization, the Mid-Cap Value Portfolio is expected to undergo an “ownership change” for tax purposes, and its capital loss carryforwards and certain built-in losses, if any, will be subject to the loss limitation rules of the Code. The Code limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual loss limitation amount (generally, the product of the net asset value of the entity undergoing the ownership change and a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to an overall eight-year capital loss carryforward limit, as measured from the date of recognition. The Small-Cap Value Portfolio’s capital loss carryforwards, if any, should not be limited by reason of the Reorganization.

In addition, for five years beginning after the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with capital loss carryforwards and certain built-in losses attributable to another Fund. The Small-Cap Value Portfolio had a capital loss carryforward as of its last fiscal year end October 31, 2008, of approximately $44,749,566. The Mid-Cap Value Portfolio had a capital loss carryforward as of its last fiscal year end October 31, 2008, of approximately $9,843,603.

Shareholders of the Mid-Cap Value Portfolio may redeem their shares or exchange their shares for shares of certain other funds distributed by the Distributor at any time prior to the closing of the Reorganization. Redemptions and exchanges of shares generally are taxable transactions, unless the shareholder’s account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

SAAMCo or its affiliates will pay the expenses incurred in connection with the preparation of this Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Mid-Cap Value Portfolio’s portfolio securities prior to or after the Reorganization as described in the Reorganization Agreement. SAAMCO has estimated that the brokerage commission and other transactions costs associated with the post-Reorganization portfolio repositioning will be approximately $66,332.

Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund’s Board, including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Fund’s financial statements in the Form N-14; proxy solicitation expenses; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. The total expenses incurred in connection with the Reorganization are estimated to be approximately $113,500. Neither of the Funds will pay any expenses of shareholders arising out of or in connection with the Reorganization.

All other expenses of each of the parties shall be paid by the applicable party.

Continuation of Shareholder Accounts and Plans; Share Certificates

If the Reorganization is approved, the Small-Cap Value Portfolio will establish an account for Mid-Cap Value Portfolio shareholders containing the appropriate number of shares of the Small-Cap Value Portfolio. Shareholders of the Mid-Cap Value Portfolio who are accumulating Mid-Cap Value Portfolio shares under the dividend reinvestment plan, who are receiving payment under the systematic withdrawal plan, or who benefit from special sales programs with respect to Mid-Cap Value Portfolio shares will retain the same rights and privileges after the Reorganization in connection with the shares of the Small-Cap Value Portfolio received in the Reorganization through similar plans maintained by the Small-Cap Value Portfolio.

It will not be necessary for shareholders of the Mid-Cap Value Portfolio to whom certificates have been issued to surrender their certificates. Upon the termination of the Mid-Cap Value Portfolio, such certificates will become null and void. Generally, no certificates for the Small-Cap Value Portfolio will be issued.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of shares of the Small-Cap Value Portfolio will be passed on by Willkie Farr & Gallagher LLP, counsel to the Corporation, Venable LLP, special counsel to the Corporation.

OTHER INFORMATION

Capitalization

The following table sets forth as of April 30, 2009: (i) the unaudited capitalization of the Mid-Cap Value Portfolio; (ii) the unaudited capitalization of the Small-Cap Value Portfolio; and (iii) the unaudited pro forma combined capitalization of the Combined Fund assuming the Reorganization has been approved. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Mid-Cap Value Portfolio
Class A	$37,033,709	$8.27	4,476,656
Class B	543,613	8.11	67,012
Class C	3,084,094	8.12	379,924

Total	$40,661,416		4,923,592

Small-Cap Value Portfolio
Class A	$90,503,306	$10.15	8,915,129
Class B	11,216,239	9.06	1,238,097
Class C	23,262,876	9.10	2,555,885

Total	$124,982,421		12,709,111

Pro Forma Adjustments
Class A	$(5,837)		(828,590)
Class B	(86)		(7,020)
Class C	(486)		(41,066)

Total	$(6,409)		(876,676)

Pro Forma Combined Fund
Class A	$127,531,178	$10.15	12,563,195
Class B	11,759,766	9.06	1,298,089
Class C	26,346,484	9.10	2,894,743

Total	$165,637,428		16,756,027

Shareholder Information

As of June 30, 2009, there were 4,882,518 shares of the Mid-Cap Value Portfolio outstanding. As of such date, the Directors and officers of the Corporation as a group owned less than 1% of the shares of the Mid-Cap Value Portfolio. As of June 30, 2009, no person was known by the Mid-Cap Value Portfolio to own beneficially or of record 5% or more of any class of shares of the Mid-Cap Value Portfolio except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
SUNAMERICA FOCUSED EQUITY STRATEGY 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-2118	A	63.55%	56.68%	13.66%
SUNAMERICA FOCUSED MULTI-ASSET 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-2118	A	30.12%	26.86%	6.48%
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	B	8.96%	0.12%	0.03%
LARRY G COX & CAROL A COX TTEES THE COX FAMILY TRUST 3735 W MAPLEWOOD ST SPRINGFIELD MO 65807-5426	B	7.22%	0.10%	0.02%

As of June 30, 2009, there were 12,219,464 shares of the Small-Cap Value Portfolio outstanding. As of such date, the Directors and officers of the Corporation as a group owned less than 1% of the shares of the Small-Cap Value Portfolio. As of June 30, 2009, no person was known by the Small-Cap Value Portfolio to own beneficially or of record 5% or more of any class of shares of the Small-Cap Value Portfolio except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
SUNAMERICA FOCUSED EQUITY STRATEGY 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-2118	A	24.41%	17.70%	13.44%
SUNAMERICA FOCUSED BALANCED 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-2118	A	23.17%	16.80%	12.75%
SUNAMERICA FOCUSED MULTI-ASSET STRATEGY FUND 2929 ALLEN PKWY # A8-10 HOUSTON TX 77019-2118	A	20.49%	14.86%	11.28%
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	C	8.78%	1.65%	1.25%
CITIGROUP GLOBAL MARKET INC ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	C	6.64%	1.24%	0.94%

Shareholder Rights and Obligations

Because the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio are each series of the Corporation, a corporation organized and governed under the laws of the State of Maryland, the organizational documents that govern each Fund are the same. The Corporation is an open-end management investment company organized as a corporation under the laws of the State of Maryland on July 3, 1996.

The total number of shares of common stock authorized under the Corporation’s Articles of Incorporation is three billion (3,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to three hundred thousand dollars ($300,000). The Mid-Cap Value Portfolio consists of 75,000,000 shares and is divided into four classes of shares, designated as Class A, Class B, Class C and Class Z shares. The Small-Cap Value Portfolio consists of 100,000,000 shares and is divided into four classes of shares, designated as Class A, Class B, Class C and Class Z (Class Z shares are not presently offered by the Fund). Each of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio will continue indefinitely until terminated.

With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services).

Unless (i) the Board of Directors has determined that a matter only affects the interests of one or more class or classes (in which case only shareholders of the affected class or classes are entitled to vote) or (ii) otherwise required by applicable law, on any matter submitted to a vote of shareholders of the Small-Cap Value Portfolio, all shares entitled to vote are voted in the aggregate and not by class. The shares of the Mid-Cap Value Portfolio have identical voting rights.

There are no preemptive rights in connection with shares of either the Mid-Cap Value Portfolio or the Small-Cap Value Portfolio. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Small-Cap Value Portfolio, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Shareholder Proposals

Each of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio does not hold regular annual meetings of shareholders in any year in which the 1940 Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Neither the Mid-Cap Value Portfolio (in the event the Reorganization is not completed) nor the Small-Cap Value Portfolio intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Gregory N. Bressler, Secretary, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

Solicitations of proxies are being made on behalf of the Mid-Cap Value Portfolio and the Board of Directors primarily by the mailing of the Notice and this Combined Prospectus/Proxy Statement with its enclosures on or about August 26, 2009. Mid-Cap Value Portfolio shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Mid-Cap Value Portfolio and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The Mid-Cap Value Portfolio has retained Computershare, Inc. (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Mid-Cap Value Portfolio shareholders may receive a telephone call from Computershare asking them to vote. The proxy solicitation expenses in connection with the Reorganization are estimated to be approximately $6,387, all of which will be borne by SAAMCo or its affiliates.

Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the Mid-Cap Value Portfolio. Representatives of SAAMCo and its affiliates and other representatives of the Mid-Cap Value Portfolio may also solicit proxies. Questions about the proposal should be directed to SAAMCo by telephone at (800) 858-8850 or by mail at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of the Mid-Cap Value Portfolio into the Small-Cap Value Portfolio and the solicitation of proxies by and on behalf of the Board of Directors for use at the Special Meeting. The Special Meeting will be held on Friday, October 16, 2009 at 9:00 a.m., Eastern time, at the offices of SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, or at such later time as is made necessary by adjournment or postponement.

As of July 31, 2009, the Mid-Cap Value Portfolio had the following number of shares outstanding:

Share Class	Number of Shares
Class A	4,150,971.946
Class B	65,853.306
Class C	475,945.028
Total	4,692,770.280

Only shareholders of record on July 31, 2009 will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

Approval by the Mid-Cap Value Portfolio of the proposed Reorganization will require the affirmative vote of the holders of a majority of the outstanding voting securities of the Mid-Cap Value Portfolio, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Mid-Cap Value Portfolio present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Mid-Cap Value Portfolio, voting together as a single class. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur. The Board of Directors has fixed the close of business on July 31, 2009 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy card or by submitting a Proxy by telephone or over the internet), the shares of the Mid-Cap Value Portfolio represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, or any adjournments or postponements thereof. Under Maryland law, other than procedural matters relating to the proposal to approve the Reorganization, no matter may be considered at the Special Meeting other than the matter set forth in the Notice of Special Meeting of Shareholders.

A majority of the outstanding shares of the Mid-Cap Value Portfolio entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

The chairman of the meeting or the persons named as proxies may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of the Mid-Cap Value Portfolio without further notice to permit further solicitation of Proxies. If a shareholder vote is called and a quorum is present, any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Mid-Cap Value Portfolio present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned or postponed; if a quorum is not present, any such adjournment will require the affirmative vote of the holders of a majority of votes cast. Those proxies that are instructed to vote in favor of the Reorganization will vote in favor of any such adjournment, and those proxies that are instructed to vote against the Reorganization, will vote against any such adjournment, as applicable.

All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions will be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but that have not been voted. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum but would have the same effect as votes “Against” the Reorganization.

The Focused Equity Strategy Portfolio and Focused Multi-Asset Strategy Portfolio, each a series of the Corporation (each, a “Focused Strategy Portfolio” and collectively, the “Focused Strategy Portfolios”), are each fund-of-funds advised by SAAMCo that own shares of the Mid-Cap Value Portfolio as of the record date in the amounts set out in the table below. Each Focused Strategy Portfolio will vote any Mid-Cap Value Portfolio shares that it owns in the same proportion as the votes cast by other shareholders of the Mid-Cap Value Portfolio (not including the other Focused Strategy Portfolios).

Portfolio	Amount of Mid-Cap Value Portfolio Shares Owned	Percentage of Mid-Cap Value Portfolio Shares Owned
Focused Equity Strategy Portfolio	2,597,388	55.3%
Focused Multi-Asset Strategy Portfolio	1,276,214	27.2%

Manner of Voting

Mid-Cap Value Portfolio shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed Proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed Proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the Corporation, or by voting in person at the Special Meeting.

Voting by Mail. To vote by mail, you should date and sign the Proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the form in the envelope provided.

Voting by Telephone. There are two convenient methods to vote by telephone. If telephone voting available for your account, a toll-free telephone number will be printed on your Proxy card. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your Proxy card at hand. (Please note, however, that telephone voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy card. At the prompt, follow the menu.

Second, a separate toll-free number is provided on the Proxy card for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in this Combined Prospectus/Proxy Statement, and the representative will not make recommendations on how to vote on the proposal.

A written confirmation of your telephone instructions will be mailed within 72 hours. You should immediately call (888) 916-1722 toll-free between 9 A.M. and 6 P.M. Monday through Friday Eastern time if no confirmation is received or if your instructions have not been properly reflected.

Internet Voting. To vote over the internet, please log on to the website listed on your Proxy card and click on the proxy voting button. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your Proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy card, you may vote them during the same session. (Please note, however, that internet voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

Additional Information. Shareholders voting their Proxies by telephone or over the internet need not return their Proxy card by mail.

A person submitting votes by telephone or over the internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing Computershare, a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

The Mid-Cap Value Portfolio believes that the procedures for authorizing the execution of a Proxy by telephone or over the internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed Proxy card promptly even if you expect to be present in person at the meeting since you can always reverse your vote at the Special Meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

August 26, 2009

APPENDIX A

FUNDAMENTAL INVESTMENT RESTRICTIONS

Mid-Cap Value Portfolio and Small-Cap Value Portfolio

The Corporation has adopted for each of the Mid-Cap Value Portfolio and Small-Cap Value Portfolio certain investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A “majority of the outstanding voting securities” of a Fund for this purpose means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each of the Funds on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

Under the following fundamental investment restrictions, each of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio may not:

1. Invest more than 25% of the Portfolio’s total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

2. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities.

3. Purchase or sell commodities or commodity contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Prospectus and SAI, as they may be amended from time to time, and without registering as a commodity pool operator under the CEA. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.

4. Make loans to others except for: (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

5. Borrow money, except that: (i) each Portfolio may borrow in amounts up to 331/3% of its total assets for temporary or emergency purposes, (ii) each Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets), and (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit a Portfolio’s engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.

6. Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its portfolio securities and borrow money, as described above, and engage in similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.

7. Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Portfolio.

A-1

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2009, by and between SunAmerica Focused Series, Inc., a Maryland corporation (the “Company”), on behalf of the Focused Small-Cap Value Portfolio (the “Acquiring Fund”), and the Company, on behalf of the Focused Mid-Cap Value Portfolio (the “Target Fund,” and together with the Acquiring Fund, the “Funds”). Each of the Acquiring Fund and the Target Fund is designated as a legally separate series of the Company.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Target Fund in exchange for Class A, Class B and Class C shares of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the Assumed Liabilities (as defined in paragraph 1.3) of the Target Fund; (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iv) the complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Company is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each of the Acquiring Fund and the Target Fund is treated properly as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Company, on behalf of the Acquiring Fund, is authorized to issue its shares of common stock;

WHEREAS, the Board of Directors of the Company has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Directors of the Company has determined that the Reorganization is in the best interests of the Target Fund, the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization and the Reorganization is advisable and directed that the Reorganization be submitted for consideration at a special meeting of the Target Fund Shareholders (as defined in paragraph 1.5);

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TARGET FUND’S LIABILITIES AND LIQUIDATION OF THE TARGET FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Company, on behalf of the Target Fund, agrees to convey, transfer and deliver the assets of the Target Fund described in paragraph 1.2 to the Acquiring Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the Company, on behalf of the Acquiring Fund, agrees: (a) to deliver to the Target Fund the number of full and fractional shares of each corresponding class of the Acquiring Fund, determined by dividing: (i) the aggregate value of the Target Fund’s assets, net of liabilities of the Target Fund, attributable to each share class of the Target Fund (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one Acquiring Fund Share of the corresponding class (as set forth below) computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the liabilities of the Target Fund as described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

The classes of shares of the Acquiring Fund correspond to the classes of shares of the Target Fund as follows: Class A shares of the Acquiring Fund correspond to Class A shares of the Target Fund; Class B shares of the Acquiring Fund correspond to Class B shares of the Target Fund; and Class C shares of the Acquiring Fund correspond to Class C shares of the Target Fund.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than the Target Fund’s rights under this Agreement (the “Assets”).

The Target Fund will, within 7 days prior to the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments.

1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume all liabilities of, allocated or attributable to, the Target Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured except for all expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set for in Rev. Rul. 73-54, 1973-1 C.B. 187) borne by each Fund’s investment adviser (the “Adviser”) pursuant to Article IX (the “Assumed Liabilities”).

1.4 STATE FILINGS. Prior to the Closing Date, the Company, on behalf of each of the Acquiring Fund and the Target Fund, shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund. Upon completion of the distribution of all of the Acquiring Fund Shares in accordance with the prior sentence, the Target Fund will thereupon proceed to liquidate and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the Company of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number of each class of Acquiring Fund Shares due Target Fund Shareholders holding the corresponding class of the Target Fund’s shares. All issued and outstanding shares of the Target Fund will, simultaneously with the liquidation, be cancelled on the books of the Target Fund and will be null and void. The Company shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Company as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, or the Company on behalf of the Target Fund. The Company shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

1.9 TERMINATION. The Target Fund shall be terminated as a series of the Company promptly following all distributions made pursuant to paragraph 1.5 in accordance with the laws of the State of Maryland and the federal securities laws.

1.10 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records relating to the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Acquiring Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.11 ACTION BY THE COMPANY. The Company shall take all actions expressed herein as being the obligations of the Company, as applicable, on behalf of the Acquiring Fund or the Target Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately preceding the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.3, using the Company’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of each class of the Acquiring Fund Shares shall be the net asset value per share for that class computed at the Valuation Time, using the Company’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on [                ], 2009, or such other date and time as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately prior to the commencement of business on the Closing Date. The Closing shall be held at the offices of the Adviser, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its custodian, State Street Bank and Trust Company (“SSB&T” or the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and

(b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund, SSB&T, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the business day immediately preceding the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct its transfer agent, SSB&T, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of each outstanding class of shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the relevant Target Fund’s account on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund’s custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE COMPANY AND THE TARGET FUND. The Company, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Company is a corporation that is duly organized, validly existing and in good standing under laws of the State of Maryland. The Target Fund is a duly established, separate series of the Company. The Company is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Company, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of the properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “N-14 Registration Statement”), as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Company and the Target Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Company and the Target Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Company with respect to itself and the Target Fund for use in the N-14 Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Target Fund’s prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the N-14 Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Target Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Company, on behalf of the Target Fund, will not result in the violation of Maryland law or any provision of the Company’s articles of incorporation or by-laws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Company (with respect to the Target Fund) or the Target Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Company, on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Company (with respect to the Target Fund) or the Target Fund is a party or by which it is bound.

(f) The Company, on behalf of the Target Fund, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or that are Assumed Liabilities.

(g) No litigation, claims, actions, suits, proceeding or investigation of or before any court or governmental body is pending or to the Company’s knowledge threatened against the Target Fund or any of its properties or Assets which, if adversely determined, would materially and adversely affect the Company or the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Fund as of October 31, 2008, the most recent fiscal year ended, have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Target Fund for the six months ended April 30, 2009 have been prepared in accordance with GAAP consistently applied by the Target Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements for the fiscal year ended October 31, 2008 and the unaudited financial statements for the six months ended April 30, 2009, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of the Target Fund’s Assets, the discharge of the Target Fund’s liabilities or the redemption of the Target Fund’s shares by a Target Fund’s Shareholders shall not constitute a material adverse change.

(j) Since April 30, 2009 there has not been: (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Target Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of the Target Fund granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the Target Fund; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; and (v) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable. Since May 26, 2009, there has not been: any amendment of the Company’s organizational documents in a manner materially affecting the Target Fund.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Company has authorized shares of common stock allocated to the Target Fund consisting of 75,000,000 shares having a par value of $0.0001 per share, of which it is authorized to issue 25,000,000 shares of each of Class A, Class B and Class C for the Target Fund. All issued and outstanding shares of common stock of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (the “1933 Act”) or an exemption therefrom and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any Target Fund shares.

(m) At the Closing Date, the Company, on behalf of the Target Fund, will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Maryland state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) Subject to the approval of this Agreement by the Target Fund Shareholders, the Company, on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. Subject to the approval of this Agreement by the Target Fund Shareholders, the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Company. Subject to the approval of this Agreement by the Target Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Company and the Target Fund, enforceable in accordance with its terms and no other corporate action or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) The Target Fund is a separate series of the Company that is treated as a corporation separate from any and all other series of the Company under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be such, has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Target Fund will not have any tax liability under Section 852 or Section 4982.

(q) Except for the N-14 Registration Statement and the approval of this Agreement by the Target Fund Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Company, on behalf of the Target Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the Target Fund Shareholders as described in paragraph 4.1(r) is required for the consummation by the Company, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

(r) The Target Fund has called a special meeting of the Target Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [            ], 2009 (or such other date as the parties may agree to in writing).

(s) The approval of the Reorganization requires the affirmative vote of the shareholders of the Target Fund representing a majority of its outstanding voting securities (as defined in the 1940 Act ), voting together as a single class. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Target Fund present or represented by proxy at the meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Target Fund, voting together as a single class. Such vote is the only vote of shareholders necessary to approve this Agreement on behalf of the Target Fund.

4.2 REPRESENTATIONS OF THE COMPANY AND THE ACQUIRING FUND. The Company, on behalf of the Acquiring Fund, represents and warrants to the Target Fund, as follows:

(a) The Company is corporation organization under the laws of the State of Maryland. The Acquiring Fund is a duly established, separate series of the Company. The Company is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Company, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b) The Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

(c) The N-14 Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Company and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Company and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Company and the Target Fund furnished to the Acquiring Fund by the Company or the Target Fund. From the effective date of the N-14 Registration Statement through the time of the meeting of the Target Fund Shareholders and on the Closing Date, any written information furnished by the Company with respect to itself and the Acquiring Fund for use in the N-14 Registration Statement or any

other materials provided in connection with the Reorganization, as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Acquiring Fund’s current prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the N-14 Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Company, on behalf of the Acquiring Fund, will not result in the violation of Maryland law or any provision of the Company’s articles of incorporation or by-laws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Company (with respect to the Acquiring Fund) or the Acquiring Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Company, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Company (with respect to the Acquiring Fund) or the Acquiring Fund is a party or by which it is bound.

(f) No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the Company’s knowledge threatened against the Acquiring Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Company or the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Acquiring Fund as of October 31, 2008, the most recent fiscal year ended, have been prepared in accordance with GAAP consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect in all material respects the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Acquiring Fund for the six months ended April 30, 2009 have been prepared in accordance with GAAP consistently applied by the Acquiring Fund, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect in all material respects the financial condition and the results of operations of Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements for the fiscal year ended October 31, 2008 and the unaudited financial statements for the six months ended April 30, 2009, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Target Fund. For the purposes of this paragraph 4.2 (h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of the Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

(i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(j) The Company has authorized shares of common stock allocated to the Acquiring Fund consisting of 100,000,000 shares having a par value of $0.0001 per share, of which it is authorized to issue 25,000,000 shares of each of Class A, Class B, Class C and Class Z for the Acquiring Fund. All issued and outstanding shares of common stock of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act or an exemption there from and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund’s shares and has no outstanding securities convertible into any of the Acquiring Fund’s shares.

(k) The Company, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Company. This Agreement constitutes a valid and binding obligation of the Company and the Acquiring Fund, enforceable in accordance with its terms and no other corporate action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable.

(m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n) The Acquiring Fund is a separate series of the Company that is treated as a corporation separate from any and all other series of the Company under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and will have distributed (or for that year will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the

Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) for taxable years ending with or prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982.

(o) Except for the N-14 Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Company, on behalf of the Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the Target Fund as described in paragraph 4.1(r) is required for the consummation by the Company, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE COMPANY, THE ACQUIRING FUND AND THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.3, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. The Target Fund will prepare and deliver to the Acquiring Fund on the second business day prior to the Closing Date a statement of the assets and liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the Assets and Assumed Liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing (1) an updated statement of Assets and Assumed Liabilities of the Target Fund and (2) a list of the Target Fund’s portfolio showing the tax costs of each of its Assets by lot and the holding periods of such Assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the Company.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Company’s officers and agents, on behalf of the Acquiring Fund, all books and records of the Target Fund.

5.4 ADDITIONAL INFORMATION. The Company and the Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 CONTRACT TERMINATION. The Company, on behalf of the Target Fund, will terminate all agreements to which it is a party, on behalf of the Target Fund (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Assumed Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Company, on behalf of each of the Acquiring Fund and the Target Fund, will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Company, on behalf of the Target Fund, covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the Company shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Company.

5.8 UNAUDITED FINANCIAL STATEMENTS. The Company shall furnish to the Acquiring Fund within five (5) business days after the Closing Date, an unaudited statement of the Target Fund’s assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position of the Target Fund as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with generally accepted accounting principles applied on a consistent basis and such financial statements shall be certified by the Treasurer of the Company as complying with the requirements hereof.

5.9 PREPARATION OF N-14 REGISTRATION STATEMENT. The Company, on behalf of the Acquiring Fund, will prepare and file with the Commission the N-14 Registration Statement relating to the Acquiring Fund Shares to be issued to the Target Fund Shareholders. The N-14 Registration Statement shall include a notice to Target Fund Shareholders, a Combined Prospectus/Proxy Statement and other materials relating to the transactions contemplated by this Agreement. At the time the N-14 Registration Statement becomes effective, at the time of the Target Fund Shareholders meeting and at the Closing Date, the N-14 Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the N-14 Registration Statement, for inclusion therein, in connection with the meeting of the Target Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the Commission and, if appropriate, distributing to the Target Fund Shareholders appropriate disclosure with respect to the item.

5.10 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Willkie Farr & Gallagher LLP, counsel to the Company, will render an opinion on these matters. None of the Company, the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Company, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP, counsel to the Company, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

5.11 REASONABLE BEST EFFORTS. The Company, the Acquiring Fund and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.12 AUTHORIZATIONS. The Company, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.13 DISTRIBUTION. The Company, on behalf of the Target Fund, covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.14 PROXY. The Company, on behalf of the Target Fund, agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY AND THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Company, on behalf of the Acquiring Fund, of all the obligations to be performed by the Company, on behalf of the Acquiring Fund, pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Company shall have delivered to the Target Fund a certificate executed by the Company’s President or a Vice President and its Treasurer or Secretary, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters with respect to the Acquiring Fund as the Target Fund shall reasonably request. The Target Fund shall have received certified copies of the resolutions adopted by the Board of Directors, with respect to the Acquiring Fund, approving this Agreement and the transactions contemplated herein.

6.2 The Company shall have received on the Closing Date an opinion of Venable LLP, as special Maryland counsel, dated as of the Closing Date, in a form reasonably satisfactory to the Company and the Target Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Company is a corporation validly existing under the applicable laws of the State of Maryland.

(b) The Company, on behalf of the Acquiring Fund, has the power and authority to execute, deliver and perform all of the obligations under the Agreement of the Company, on behalf of the Acquiring Fund, under the applicable laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by the Company, on behalf of the Acquiring Fund, of the transactions contemplated thereby have been duly authorized by all requisite action on the part of the Company, on behalf of the Acquiring Fund, under the applicable laws of the State of Maryland.

(c) The Agreement has been duly executed and delivered by the Company, on behalf of the Acquiring Fund, under the applicable laws of the State of Maryland and constitutes the valid and binding obligation of the Company, on behalf of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the applicable laws of the State of Maryland.

(d) The execution and delivery by the Company, on behalf of the Acquiring Fund, of the Agreement and the performance of its obligations under the Agreement do not conflict with the articles of incorporation or the by-laws of the Company.

(e) Neither the execution, delivery nor performance by the Company, on behalf of the Acquiring Fund, of the Agreement nor the compliance by the Company, on behalf of the Acquiring Fund, with the terms and provisions thereof will contravene any provision of any applicable law of the State of Maryland.

6.3 The Company shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Company and the Target Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Company is registered as an open-end management investment company under the 1940 Act.

(b) Neither the execution, delivery nor performance by the Company of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(c) To the best of our knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Company, on behalf of the Acquiring Fund, or the enforceability of the Agreement against the Company and the Acquiring Fund.

In giving their opinion, Willkie Farr & Gallagher LLP may state that they are relying on the opinion of Venable LLP as to matters of Maryland law.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY AND THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Company, on behalf of the Target Fund, of all the obligations to be performed by the Company, on behalf of the Target Fund, pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Company, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed by the Company’s President or a Vice President and the Treasurer or Secretary, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters with respect to the Target Fund as the Acquiring Fund shall reasonably request. The Acquiring Fund shall have received certified copies of the resolutions adopted by the Board of Directors, with respect to the Target Fund, approving this Agreement and the transactions contemplated herein.

7.2 The Target Fund shall have delivered to the Acquiring Fund (1) a statement as of the Closing Date of the Target Fund’s Assets and Assumed Liabilities, in accordance with paragraph 5.2, and (2) a list of the Target Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the Company.

7.3 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the Target Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Target Fund Shareholders all of its investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

7.4 The Company shall have received on the Closing Date an opinion of Venable LLP, as special Maryland counsel, dated as of the Closing Date, in a form reasonably satisfactory to the Company and the Acquiring Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Company is a corporation validly existing under the applicable laws of the State of Maryland.

(b) The Company, on behalf of the Target Fund, has the power and authority to execute, deliver and perform all of the obligations under the Agreement of the Company, on behalf of the Target Fund, under the applicable laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by the Company, on behalf of the Target Fund, of the transactions contemplated thereby have been duly authorized by all requisite action on the part of the Company, on behalf of the Target Fund, under the applicable laws of the State of Maryland.

(c) The Agreement has been duly executed and delivered by the Company, on behalf of the Target Fund, under the applicable laws of the State of Maryland and constitutes the valid and binding obligation of the Company, on behalf of the Target Fund, enforceable against the Target Fund in accordance with its terms under the applicable laws of the State of Maryland.

(d) The execution and delivery by the Company, on behalf of the Target Fund, of the Agreement and the performance of the obligations under the Agreement do not conflict with the articles of incorporation or the by-laws of the Company.

(e) Neither the execution, delivery nor performance by the Company, on behalf of the Target Fund, of the Agreement nor its compliance by the Company, on behalf of the Target Fund, with the terms and provisions thereof will contravene any provision of any applicable law of the State of Maryland.

7.5 The Company shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Company and the Acquiring Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Company is registered as an open-end management investment company under the 1940 Act.

(b) Neither the execution, delivery nor performance by the Company of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(c) To the best of our knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Company, on behalf of the Target Fund, or the enforceability of the Agreement against the Company and the Target Fund.

In giving their opinion, Willkie Farr & Gallagher LLP may state that they are relying on the opinion of Venable LLP as to matters of Maryland law.

7.6 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan or distribution or shareholder servicing plan or agreement, other fees payable for services provided to the Target Fund, or sales loads of the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings from those described in the N-14 Registration Statement.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE COMPANY, THE

ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Company, the Acquiring Fund or the Target Fund, as applicable, shall, at its option, not be required to consummate the transactions contemplated by this Agreement; if any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Fund, the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement with respect to the Target Fund:

8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Company’s articles of incorporation and by-laws, applicable Maryland law and the 1940 Act. Evidence of such approval shall have been delivered to the Acquiring Fund, in such form as shall be reasonably acceptable to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither Company, the Acquiring Fund nor the Target Fund may waive the condition set forth in this paragraph 8.1.

8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

8.4 The N-14 Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Company, with respect to the Acquiring Fund, on Form N-1A under the 1940 Act covering the sale of shares of the Acquiring Fund shall be effective and no stop orders suspending the effectiveness thereof shall have been issued.

8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Company, the Acquiring Fund or the Target Fund, or the Adviser, Directors or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6 The Company shall have received an opinion of Willkie Farr & Gallagher LLP, counsel to the Company, substantially to the effect that, based on certain facts, assumptions and representations of the parties, and upon certain certifications made by the Company, on behalf of the Target Fund and on behalf of the Acquiring Fund, and its respective authorized officers, for U.S. federal income tax purposes:

(a) the transfer to the Acquiring Fund of all of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities of the Target Fund followed by the distribution by the Target Fund of Acquiring Fund Shares to the Target Fund Shareholders in complete liquidation of the

Target Fund, all pursuant to this Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities of the Target Fund;

(c) under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities or upon the distribution of Acquiring Fund Shares to the Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization;

(d) under Section 354 of the Code, no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization;

(e) under Section 358 of the Code, the aggregate basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder;

(f) under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the holding period of the Target Fund shares exchanged therefor, provided that the Target Fund Shareholder held the Target Fund shares as capital assets at the time of the Reorganization;

(g) under Section 362(b) of the Code, the basis of each Asset transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such Asset in the hands of the Target Fund immediately prior to the transfer; and

(h) under Section 1223(2) of the Code, the holding period of each of the Assets in the hands of the Acquiring Fund will include the holding period of each such Asset when held by the Target Fund.

Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and the Company, on behalf of each of the Acquiring Fund and the Target Fund, will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, the Company, on behalf of the Acquiring Fund or the Target Fund, may not waive the condition set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

Except as otherwise expressly provided in this Agreement, the Adviser or its affiliates shall bear the direct and indirect expenses incurred by the Company, the Acquiring Fund and the Target Fund, each in connection with the transactions contemplated by the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs but not any transaction costs incurred pursuant to paragraph 1.2 hereof or any transaction costs incurred in connection with the sale of any of the Target Fund’s portfolio securities after the Closing Date. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 No party has made to the other party any representation, warranty and/or covenant not set forth herein in connection with the subject matters covered hereby and this Agreement constitutes the entire agreement between the parties with respect thereto.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Company, on behalf of the Acquiring Fund and by the Company, on behalf of the Target Fund. In addition, the Company, on behalf of the Acquiring Fund, or the Company, on behalf of the Target Fund, may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Company or the Board of Directors, or officers, to any other party. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be agreed upon in writing by the officers of the Company as specifically authorized by the Board of Directors; provided, however, that, following the meeting of the Target Fund Shareholders called by the Company, on behalf of the Target Fund, pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of the Target Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquiring Fund or the Target Fund, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, Attention: John Genoy, President, or to any other address that the Acquiring Fund or the Target Fund shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

SUNAMERICA FOCUSED SERIES, INC., on behalf of its series,

FOCUSED MID-CAP VALUE PORTFOLIO

By:
Name:
Title:

SUNAMERICA FOCUSED SERIES, INC., on behalf of its series,

FOCUSED SMALL-CAP VALUE PORTFOLIO

By:
Name:
Title:

SUNAMERICA FOCUSED SERIES, INC.

Focused Mid-Cap Value Portfolio

SUNAMERICA FOCUSED SERIES, INC.

Focused Small-Cap Value Portfolio

PART B

STATEMENT OF ADDITIONAL INFORMATION

August 26, 2009

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the Focused Mid-Cap Value Portfolio (the “Mid-Cap Value Portfolio”), a series of SunAmerica Focused Series, Inc. (the “Corporation”), a Maryland corporation, into the Focused Small-Cap Value Portfolio (the “Small-Cap Value Portfolio”), also a series of the Corporation.

This SAI contains information which may be of interest to shareholders of the Mid-Cap Value Portfolio relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated August 26, 2009 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of the assets of the Mid-Cap Value Portfolio in exchange for the assumption of liabilities of the Mid-Cap Value Portfolio and shares of the Small-Cap Value Portfolio. The Mid-Cap Value Portfolio will distribute the Small-Cap Value Portfolio shares it receives to its shareholders in complete liquidation of the Mid-Cap Value Portfolio.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to SunAmerica Small-Cap Value Portfolio, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992 or by calling (800) 858-8850.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

*	The accompanying notes are an integral part of the pro forma financial statements and schedules.

B-1

ADDITIONAL INFORMATION ABOUT

THE MID-CAP VALUE PORTFOLIO AND THE SMALL-CAP VALUE PORTFOLIO

For the Mid-Cap Value Portfolio: Incorporated by reference is the Statement of Additional Information in the Registration Statement on Form N-1A of the Corporation dated February 27, 2009, as supplemented, as filed with the Securities and Exchange Commission.

For the Small-Cap Value Portfolio: Incorporated by reference is the Statement of Additional Information in the Registration Statement on Form N-1A of the Corporation dated February 27, 2009, as supplemented, as filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report to Shareholders of the Small-Cap Value Portfolio for the fiscal year ended October 31, 2008, (ii) the Semi-Annual Report to Shareholders of the Small-Cap Value Portfolio for the fiscal period ended April 30, 2009, (iii) the Annual Report to Shareholders of the Mid-Cap Value Portfolio for the fiscal year ended October 31, 2008 and (iv) the Semi-Annual Report to Shareholders of the Mid-Cap Value Portfolio for the fiscal period ended April 30, 2009, each of which have been filed with the Securities and Exchange Commission (the “SEC”). Each of these reports contains historical financial information regarding the Funds. The financial statements therein, and, in the case of the Annual Reports, the report of independent accountants therein, are incorporated herein by reference.

The unaudited pro forma portfolio of investments and pro forma statement of assets and liabilities reflect financial positions as if the transaction occurred on April 30, 2009. The unaudited pro forma statement of operations reflects expenses for the twelve months ended April 30, 2009. The unaudited pro forma financial statements give effect to the proposed exchange of shares of the Small-Cap Value Portfolio for the assets and liabilities of the Mid-Cap Value Portfolio, with the Small-Cap Value Portfolio being the surviving entity. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. A significant portion of the portfolio holdings of the Mid-Cap Value Portfolio may be sold in connection with the Reorganization, although SunAmerica Asset Management Corporation (“SAAMCo”) does not currently contemplate any such transactions prior to the closing of the Reorganization. If SAAMCo does dispose of such securities, transaction costs in restructuring the portfolio holdings of the Mid-Cap Value Portfolio prior to the closing of the Reorganization will be borne by the Mid-Cap Value Portfolio (not the Small-Cap Value Portfolio) and its shareholders prior to the closing of the Reorganization; however transaction costs in restructuring the portfolio holdings of the combined fund immediately following the closing of the Reorganization will be borne by the combined fund and its shareholders. SAAMCo, however, has advised that these costs are not expected to have a material impact on the Mid-Cap Value Portfolio or the combined fund. SAAMCo also has advised that neither the Mid-Cap Value Portfolio nor the combined fund will dispose of holdings in the Mid-Cap Value Portfolio’s or the combined fund’s portfolio to such an extent that it would adversely affect the tax-free nature of the Reorganization for federal income tax purposes.

Unaudited pro forma financial statements are provided on the following pages.

B-2

PRO FORMA COMBINED FUND PORTFOLIO OF INVESTMENTS

AS OF APRIL 30, 2009 (UNAUDITED)

Shares									Market Value (Note 2)
Mid-Cap Value Portfolio	Small-Cap Value Portfolio	Pro-Forma Combined	Security Description	Coupon	Maturity Date	Mid-Cap Value Portfolio	Small-Cap Value Portfolio	Pro-Forma Combined	Mid-Cap Value Portfolio	Small-Cap Value Portfolio	Pro-Forma Combined
			COMMON STOCK			95.8%	93.5%	94.1%
			Aerospace/Defense			1.0%		0.2%
15,000	—	15,000	Esterline Technologies Corp. + *						$395,250	$—	$395,250
			Airlines				0.8%	0.6%
—	210,100	210,100	Hawaiian Holdings, Inc. +						—	1,048,399	1,048,399
			Apparel Manufacturers			2.3%	1.0%	1.3%
73,000	—	73,000	Maidenform Brands, Inc. + *						930,750	—	930,750
	75,900	75,900	True Religion Apparel, Inc. +						—	1,196,184	1,196,184
			Banks-Commercial				1.9%	1.4%
—	83,100	83,100	Prosperity Bancshares, Inc.						—	2,307,687	2,307,687
			Beverages-Non-alcoholic				2.1%	1.6%
—	493,100	493,100	Heckmann Corp. +						—	2,598,637	2,598,637
			Building Products-Cement			1.9%		0.5%
9,000	—	9,000	Martin Marietta Materials, Inc.*						756,270	—	756,270
			Building Products-Doors & Windows			1.2%		0.3%
49,000	—	49,000	Quanex Buildng Products Corp.*						502,250	—	502,250
			Chemicals-Diversified			0.7%		0.2%
77,000	—	77,000	Solutia, Inc. + *						289,520	—	289,520
			Chemicals-Specialty			8.2%		2.0%
47,000	—	47,000	Ashland, Inc.*						1,032,120	—	1,032,120
42,000	—	42,000	Cytec Industries, Inc.*						834,120	—	834,120
23,000	—	23,000	Eastman Chemical Co.*						912,640	—	912,640
20,500	—	20,500	OM Group, Inc.+ *						571,130	—	571,130
			Computers-Memory Devices				1.8%	1.3%
—	230,000	230,000	STEC, Inc.+						—	2,208,000	2,208,000
			Computers-Services			4.6%		1.1%
54,000	—	54,000	Cognizant Technology Solutions Corp., Class A +*						1,338,660	—	1,338,660
85,000	—	85,000	Tier Technologies, Inc. Class B + *						534,650	—	534,650
			Consulting Services			5.6%		1.4%
50,500	—	50,500	Genpact, Ltd. + *						452,480	—	452,480

B-3

Shares									Market Value (Note 2)
Mid-Cap Value Portfolio	Small-Cap Value Portfolio	Pro-Forma Combined	Security Description	Coupon	Maturity Date	Mid-Cap Value Portfolio	Small-Cap Value Portfolio	Pro-Forma Combined	Mid-Cap Value Portfolio	Small-Cap Value Portfolio	Pro-Forma Combined
215,000	—	215,000	LECG Corp. + *						625,650	—	625,650
54,000	—	54,000	Stantec, Inc. + *						1,190,160	—	1,190,160
			Consumer Products-Misc.			2.2%		0.5%
45,000	—	45,000	CSS Industries, Inc. *						893,700	—	893,700
			Distribution/Wholesale			2.5%		0.6%
38,500	—	38,500	WESCO International, Inc. + *						1,001,000	—	1,001,000
			Diversified Manufacturing Operations			13.9%		3.4%
26,000	—	26,000	Acuity Brands, Inc.*						747,240	—	747,240
68,500	—	68,500	Barnes Group, Inc.*						969,960	—	969,960
35,000	—	35,000	Carlisle Cos., Inc.*						796,250	—	796,250
65,000	—	65,000	Crane Co.*						1,500,850	—	1,500,850
90,000	—	90,000	Federal Signal Corp.*						699,300	—	699,300
32,000	—	32,000	Leggett & Platt, Inc.*						459,520	—	459,520
115,000	—	115,000	Lydall, Inc. + *						493,350	—	493,350
			Diversified Operations/Commercial Services				1.8%	1.4%
—	30,000	30,000	Chemed Corp.						—	1,269,900	1,269,900
—	138,700	138,700	Volt Information Sciences, Inc.+						—	995,866	995,866
			Electronic Components Misc.			6.2%		1.5%
375,000	—	375,000	Flextronics International, Ltd. + *						1,455,000	—	1,455,000
180,000	—	180,000	Vishay Intertechnology, Inc. + *						1,056,600	—	1,056,600
			Electronic Components-Semiconductors				3.7%	2.8%
—	850,000	850,000	ON Semiconductor Corp. +						—	4,607,000	4,607,000
			Engineering/R&D Services				3.3%	2.5%
—	80,000	80,000	EMCOR Group, Inc. +						—	1,663,200	1,663,200
—	155,000	155,000	McDermott International, Inc. +						—	2,501,700	2,501,700
			Finance-Commercial				2.5%	1.9%
—	1,400,000	1,400,000	CIT Group, Inc.						—	3,108,000	3,108,000
			Finance-Investment Banker/Broker				3.4%	2.5%
—	270,000	270,000	Knight Capital Group, Inc., Class A +						—	4,182,300	4,182,300
			Food-Misc.				9.3%	7.0%
—	142,343	142,343	American Italian Pasta Co., Class A +						—	4,475,264	4,475,264
—	271,155	271,155	Cal-Maine Foods, Inc.						—	7,177,473	7,177,473
			Footwear & Related Apparel				2.9%	2.2%

B-4

Shares									Market Value (Note 2)
Mid-Cap Value Portfolio	Small-Cap Value Portfolio	Pro-Forma Combined	Security Description	Coupon	Maturity Date	Mid-Cap Value Portfolio	Small-Cap Value Portfolio	Pro-Forma Combined	Mid-Cap Value Portfolio	Small-Cap Value Portfolio	Pro-Forma Combined
—	250,000	250,000	Iconix Brand Group, Inc. +						—	3,565,000	3,565,000
			Gas-Distribution			3.0%	4.2%	3.9%
—	150,584	150,584	South Jersey Industries, Inc.						—	5,226,771	5,226,771
76,000	—	76,000	Southern Union Co. *						1,209,160	—	1,209,160
			Gold Mining				6.6%	5.0%
—	552,300	552,300	Jaguar Mining, Inc. +						—	3,254,611	3,254,611
—	65,000	65,000	Seabridge Gold, Inc.+						—	1,287,000	1,287,000
—	470,100	470,100	Yamana Gold, Inc.						—	3,718,491	3,718,491
			Home Furnishings			1.0%		0.2%
30,500	—	30,500	Ethan Allen Interiors, Inc.*						410,225	—	410,225
			Human Resources			1.5%	1.4%	1.4%
—	125,000	125,000	Monster Worldwide, Inc.+						—	1,725,000	1,725,000
78,000	—	78,000	MPS Group, Inc. + *						627,120	—	627,120
			Identification Systems			2.7%		0.7%
91,000	—	91,000	Checkpoint Systems, Inc. + *						1,105,650	—	1,105,650
			Industrial Automated/Robotic			1.1%		0.3%
14,000	—	14,000	Rockwell Automation, Inc.*						442,260	—	442,260
			Instruments-Scientific			3.8%		0.9%
38,000	—	38,000	Thermo Fisher Scientific, Inc. + *						1,333,040	—	1,333,040
4,700	—	4,700	Waters Corp. + *						207,599	—	207,599
			Insurance-Reinsurance				1.8%	1.4%
—	101,796	101,796	Validus Holdings, Ltd.						—	2,280,230	2,280,230
			Internet Telephone			3.3%		0.8%
56,000	—	56,000	j2 Global Communications, Inc. + *						1,343,440	—	1,343,440
			Machine Tools & Related Products			3.3%		0.8%
66,000	—	66,000	Kennametal, Inc.*						1,349,700	—	1,349,700
			Machinery-General Industrial			2.4%	2.0%	2.1%
106,500	—	106,500	Albany International Corp., Class A*						988,320	—	988,320
—	110,000	110,000	Applied Industrial Technologies, Inc.						—	2,475,000	2,475,000
			Medical Products				3.4%	2.6%
—	203,808	203,808	Greatbatch, Inc. +						—	4,288,120	4,288,120
			Medical Information Systems			2.7%		0.7%
86,000	—	86,000	IMS Health, Inc.*						1,080,160	—	1,080,160

B-5

Shares									Market Value (Note 2)
Mid-Cap Value Portfolio	Small-Cap Value Portfolio	Pro-Forma Combined	Security Description	Coupon	Maturity Date	Mid-Cap Value Portfolio	Small-Cap Value Portfolio	Pro-Forma Combined	Mid-Cap Value Portfolio	Small-Cap Value Portfolio	Pro-Forma Combined
			Medical-Biomedical/Gene			1.4%	2.9%	2.6%
21,000	—	21,000	Charles River Laboratories International, Inc. + *						580,650	—	580,650
—	175,000	175,000	Crucell NV ADR +						—	3,673,250	3,673,250
			Metal-Aluminum			1.4%		0.3%
19,500	—	19,500	Kaiser Aluminum Corp.*						576,030	—	576,030
			Networking Products				2.2%	1.7%
—	70,000	70,000	Anixter International, Inc.						—	2,784,600	2,784,600
			Oil Companies-Exploration & Production				4.7%	3.5%
—	120,000	120,000	Plains Exploration & Productions Co. +						—	2,264,400	2,264,400
—	329,800	329,800	Swift Energy Co. +						—	3,568,436	3,568,436
			Paper & Related Products			2.0%		0.5%
280,000	—	280,000	KapStone Paper and Packaging Corp. + *						798,000	—	798,000
			Private Corrections				1.4%	1.0%
—	102,212	102,212	The Geo Group, Inc. +						—	1,699,786	1,699,786
			Real Estate Investment Trusts				7.5%	5.7%
—	915,000	915,000	MFA Mtg. Investments, Inc.						—	5,389,350	5,389,350
—	108,946	108,946	Universal Health Realty Income Trust						—	3,488,451	3,488,451
—	65,740	65,740	Walter Investment Management Corp. +						—	525,920	525,920
			Recreational Centers				1.2%	0.9%
—	80,000	80,000	Life Time Fitness, Inc.+						—	1,500,800	1,500,800
			Retail-Apparel/Shoe			7.7%		1.9%
105,400	—	105,400	Collective Brands, Inc. + *						1,530,408	—	1,530,408
133,000	—	133,000	Foot Locker, Inc.*						1,581,370	—	1,581,370
			Retail-Major Department Stores				3.2%	2.4%
—	765,600	765,600	Saks, Inc. +						—	3,988,776	3,988,776
			Semiconductor Equipment			1.5%		0.4%
104,000	—	104,000	Teradyne, Inc. + *						617,760	—	617,760
			Silver Mining				5.1%	3.9%
—	224,419	224,419	Pan American Silver Corp.+						—	3,698,425	3,698,425
—	160,000	160,000	Silver Standard Resources, Inc. +						—	2,716,800	2,716,800
			Steel-Producers				0.4%	0.3%
—	100,000	100,000	Mechel ADR						—	532,000	532,000
			Telecommunication Equipment			4.7%	2.5%	3.0%

B-6

Shares									Market Value (Note 2)
Mid-Cap Value Portfolio	Small-Cap Value Portfolio	Pro-Forma Combined	Security Description	Coupon	Maturity Date	Mid-Cap Value Portfolio	Small-Cap Value Portfolio	Pro-Forma Combined	Mid-Cap Value Portfolio	Small-Cap Value Portfolio	Pro-Forma Combined
72,000	—	72,000	Adtran, Inc.*						1,522,800	—	1,522,800
29,500	—	29,500	Plantronics, Inc.*						375,830	—	375,830
—	594,680	594,680	Tellabs, Inc.+						—	3,116,123	3,116,123
			Tobacco				2.7%	2.1%
—	253,867	253,867	Vector Group, Ltd.						—	3,422,127	3,422,127
			Tools-Hand Held			2.0%		0.5%
21,500	—	21,500	The Stanley Works*						817,645	—	817,645
			Transport-Marine				0.9%	0.7%
—	233,447	233,447	StealthGas, Inc.						—	1,176,573	1,176,573
			Transport-Services				1.3%	1.0%
—	70,000	70,000	Hub Group, Inc., Class A +						—	1,610,000	1,610,000
			Transport-Truck				0.9%	0.6%
—	30,000	30,000	Landstar System, Inc.						—	1,068,300	1,068,300
			Wire & Cable Products				2.0%	1.5%
—	500,000	500,000	Fushi Copperweld, Inc. +						—	2,540,000	2,540,000
			Wireless Equipment				0.7%	0.6%
—	162,330	162,330	Airvana, Inc. +						—	923,658	923,658

			TOTAL COMMON STOCK			95.8%	93.5%	94.1%	38,935,587	116,847,608	155,783,195

			WARRANTS				0.7%	0.5%
			Beverages-Non-alcoholic				0.7%	0.5%
—	903,614	903,614	Heckmann Corp.						—	858,433	858,433

			TOTAL LONG-TERM INVESTMENT SECURITIES			95.8%	94.2%	94.6%	38,935,587	117,706,041	156,641,628

			SHORT-TERM INVESTMENT SECURITIES TIME DEPOSIT			2.60%		0.6%
Principal Amount
1,068,000	—	1,068,000	Euro Time Deposit with State Street Bank & Trust Co. *	0.01%	5/1/09				1,068,000		1,068,000
			REPURCHASE AGREEMENT				6.2%	4.7%
—	7,742,000	7,742,000	State Street Bank & Trust Co. Joint Repurchase Agreement	0.01%	5/1/09					7,742,000	7,742,000

B-7

Shares									Market Value (Note 2)
Mid-Cap Value Portfolio	Small-Cap Value Portfolio	Pro-Forma Combined	Security Description	Coupon	Maturity Date	Mid-Cap Value Portfolio	Small-Cap Value Portfolio	Pro-Forma Combined	Mid-Cap Value Portfolio	Small-Cap Value Portfolio	Pro-Forma Combined
			TOTAL SHORT-TERM INVESTMENT SECURITIES			2.6%	6.2%	5.3%	1,368,000	7,742,000	8,810,000

			TOTAL INVESTMENTS (cost $53,536,099; $123,439,319; $176,975,418)			98.4%	100.4%	99.9%	40,003,587	125,448,041	165,451,628
			Liabilities in excess of other assets				-0.4%	0.1%	—	(465,620)	—
			Other assets less liabilities (1)			1.6%			657,829	—	185,800

			NET ASSETS			100.0%	100.0%	100.0%	$40,661,416	$124,982,421	$165,637,428

+	Non-income producing securities

(1)	Includes adjustment for the remaining balances of any prepaid expenses of the Mid-Cap Value Portfolio to be expensed prior to the Reorganization

ADR – American Depository Receipt

As of April 30, 2009, all of the securities held by the Mid-Cap Value Portfolio would comply with the compliance guidelines and/or investment restrictions of the Small-Cap Value Portfolio, except as noted below with respect to the limits on the number of portfolio holdings. Securities of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio may be disposed of in connection with the transaction(s) as a result of differing management styles, the rebalancing of portfolio holdings, or for other reasons, at the discretion of the respective portfolio managers of the funds.

*	Based on the portfolio holdings of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio as of April 30, 2009, these securities represent securities that are anticipated to be sold as a result of the limits on the number of securities that the Small-Cap Value Portfolio is able to hold pursuant to its focused strategy.

See Notes to Pro Forma Combined Financial Statements

B-8

PRO FORMA COMBINED FUND CONDENSED STATEMENT OF

ASSETS AND LIABILITIES AS OF APRIL 30, 2009 (UNAUDITED)

	Mid-Cap Value Portfolio	Small-Cap Value Portfolio	Pro Forma Adjustments		Pro Forma Combined
ASSETS:
Long-term investment securities, at market value (unaffiliated)*	$38,935,587	$117,706,041			$156,641,628
Short-term investment securities, at market value (unaffiliated)*	1,068,000	—			1,068,000
Repurchase agreements (cost approximates market value)	—	7,742,000			7,742,000

Total investments	40,003,587	125,448,041			165,451,628

Cash	567	703			1,270
Foreign cash*	—	78			78
Receivable for:
Fund shares sold	25,960	35,225			61,185
Dividends and interest	54,634	123,161			177,795
Investments sold	689,831	6,338,029			7,027,860
Prepaid expenses and other assets	6,409	36,680	(6,409	) A	36,680
Due from investment adviser for expense reimbursements/fee waivers	10,041	2,118			12,159

Total assets	40,791,029	131,984,035	(6,409)		172,768,655

LIABILITIES:
Payable for:
Fund shares redeemed	21,115	235,944			257,059
Investments purchased	—	6,529,410			6,529,410
Investment advisory and management fees	34,207	75,919			110,126
Distribution and service maintenance fees	13,694	53,284			66,978
Transfer agent fees and expenses	11,037	39,134			50,171
Directors’ fees and expenses	298	4,063			4,361
Other accrued expenses	49,262	63,860			113,122

Total liabilities	129,613	7,001,614			7,131,227

Net Assets	$40,661,416	$124,982,421	$(6,409)		$165,637,428

NET ASSETS REPRESENTED BY:
Common stock, $.0001 par value	$492	$1,271	$(87	) B	$1,676
Paid-in capital	71,512,349	210,779,290	87		282,291,726

	71,512,841	210,780,561			282,293,402
Accumulated undistributed net investment income (loss)	50,435	862,752	(6,409	) A	906,778
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, foreign exchange transactions	(17,370,420)	(88,669,620)			(106,040,040)
Unrealized appreciation (depreciation) on investments	(13,532,512)	2,008,722			(11,523,790)
Unrealized foreign exchange gain (loss) on other assets and liabilities	1,072	6			1,078

Net Assets	$40,661,416	$124,982,421	$(6,409)		$165,637,428

*Cost
Long-term investment securities (unaffiliated)	$52,468,099	$115,697,319			$168,165,418

Short-term investment securities (unaffiliated)	$1,068,000	$—			$1,068,000

Foreign cash	$—	$72			$72

Class A:
Net assets	$37,033,709	$90,503,306	$(5,837	) A	$127,531,178
Shares outstanding	4,476,656	8,915,129	(828,590	) B	12,563,195
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$8.27	$10.15			$10.15
Maximum sales charge (5.75% of offering price)	0.50	0.62			0.62

Maximum offering price to public	$8.77	$10.77			$10.77

Class B:
Net assets	$543,613	$11,216,239	$(86	) A	$11,759,766
Shares outstanding	67,012	1,238,097	(7,020	) B	1,298,089

Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$8.11	$9.06			$9.06

Class C:
Net assets	$3,084,094	$23,262,876	$(486	) A	$26,346,484
Shares outstanding	379,924	2,555,885	(41,066	) B	2,894,743

Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$8.12	$9.10			$9.10

(A)	To adjust for the remaining balances of any prepaid expenses of the Mid-Cap Value Portfolio to be expensed prior to the Reorganization.
(B)	To adjust for a tax free exchange of Mid-Cap Value Portfolio shares for shares of Small-Cap Value Portfolio.

See Notes to Pro Forma Combined Financial Statements

B-9

PRO FORMA COMBINED FUND CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED APRIL 30, 2009 (UNAUDITED)

	Mid-Cap Value Portfolio	Small-Cap Value Portfolio	Pro Forma Adjustments		ProForma Combined
INVESTMENT INCOME:
Dividends (unaffiliated)	$944,771	$4,117,963	—		$5,062,734
Interest (unaffiliated)	22,766	59,314	—		82,080

Total investment income*	967,537	4,177,277	—		5,144,814

EXPENSES:
Investment advisory and management fees	585,218	1,466,173	(319,132)	C	1,732,259
Distribution and service maintenance fees
Class A	188,291	412,600	1,325	D	602,216
Class B	7,982	173,262	269	D	181,513
Class C	39,256	367,681	612	D	407,549
Transfer agent fees and expenses
Class A	126,167	289,852	—		416,019
Class B	3,937	50,127	—		54,064
Class C	13,478	94,706	—		108,184
Registration fees
Class A	22,896	17,701	(16,597)	E	24,000
Class B	11,244	11,511	(10,255)	E	12,500
Class C	15,791	13,203	(12,494)	E	16,500
Custodian and accounting fees	70,075	64,295	(63,370)	E	71,000
Reports to shareholders	3,136	69,320	(16,456)	E	56,000
Audit and tax fees	35,505	36,924	(35,505)	E	36,924
Legal fees	18,138	19,552	(14,690)	E	23,000
Directors’ fees and expenses	8,166	20,558			28,724
Interest expense	1,051	269	(1,051)	E	269
Other expenses	17,062	26,834	(13,896)	E	30,000

Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits and fees paid indirectly	1,167,393	3,134,568	(501,240)		3,800,721
Net (fees waived and expenses reimbursed)/recouped by investment advisor	(147,305)	16,206	165,937	F	34,838
Custody credits earned on cash balances	(206)	(5,819)	—		(6,025)
Fees paid indirectly	(21,082)	(54,870)	—		(75,952)

Net expenses	998,800	3,090,085	(335,303)		3,753,582

Net investment income (loss)	(31,263)	1,087,192	335,303		1,391,232

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	(14,894,448)	(80,755,528)	—		(95,649,976)
Net realized gain (loss) on futures contracts and options contracts	—	467,041	—		467,041
Net realized foreign exchange gain (loss) on other assets and liabilities	(19,672)	(27,300)	—		(46,972)

Net realized gain (loss) on investments and foreign currencies	(14,914,120)	(80,315,787)	—		(95,229,907)

Change in unrealized appreciation (depreciation) on investments (unaffiliated)	(16,989,120)	(3,280,912)	—		(20,270,032)
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	(496)	6	—		(490)
Change in unrealized appreciation (depreciation) on futures contracts and options contracts (unaffiliated)	—	(26,451)	—		(26,451)

Net unrealized gain (loss) on investments and foreign currencies	(16,989,616)	(3,307,357)	—		(20,296,973)

Net realized and unrealized gain (loss) on investments and foreign currencies	(31,903,736)	(83,623,144)	—		(115,526,880)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(31,934,999)	$(82,535,952)	$335,303		$(114,135,648)

* Net of foreign withholding taxes on interest and dividends of	$16,282	$4,125			$20,407

(C)	Reflects adjustments to expenses based on surviving funds management fee of 0.75% and combined net assets.
(D)	Adjustment is due to 365 days vs. 366 days.
(E)	Reflects adjustments to expenses based on surviving funds fee schedules and combined net assets and duplicate services or fees.
(F)	Reflects adjustments to expenses recouped by investment advisor based on pro forma expenses.

See Notes to Pro Forma Combined Financial Statements

B-10

Notes to Pro Forma Combined Fund Financial Statements as of April 30, 2009 (Unaudited)

NOTE 1 - BASIS OF PRO FORMA PRESENTATION

The pro forma unaudited financial statements and the accompanying pro forma schedule of investments give effect to the proposed Agreement and Plan of Reorganization between the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio and the consummation of the Reorganization. The Reorganization would involve the transfer of the assets of the Mid-Cap Value Portfolio in exchange for the assumption of liabilities of the Mid-Cap Value Portfolio and shares of the Small-Cap Value Portfolio. The statement of assets and liabilities and the related statement of operations of the Mid-Cap Value Portfolio and the Small-Cap Value Portfolio have been combined as of and for the twelve months ended April 30, 2009. Following the Reorganization, the Small-Cap Value Portfolio will be the accounting survivor as well as the legal survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated. SunAmerica Asset Management Corp. will pay the cost of the Reorganization other than any transaction costs relating to the sale of the Mid-Cap Value Portfolio portfolio securities prior to or after the Reorganization as described in the Agreement and plan of Reorganization.

The preparation of pro forma combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the pro forma combined financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The Pro Forma Statements should be read in conjunction with the historical financial statements of the Small-Cap Value Portfolio and the Mid-Cap Value Portfolio which are incorporated by reference into their respective Statements of Additional Information.

NOTE 2 - VALUATION

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange (“NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Directors (the “Board”) to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

B-11

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, “ Fair Value Measurements “ (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1	-	Unadjusted quoted prices in active markets for identical securities

Level 2	-	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, quoted prices in inactive markets, etc.)

Level 3	-

Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2009:

Valuation Inputs	Pro Forma Combined Investments in Securities	Pro Forma Combined Other Financial Instruments*
Level 1 - Unadjusted Quoted Prices	$156,641,628	$—
Level 2 - Other Significant Observable Inputs	8,810,000	—
Level 3 - Significant Unobservable Inputs	—	—

Total	$165,451,628	$—

NOTE 3 - CAPITAL SHARES

The pro forma combined net asset value per share assumes the issuance of additional shares of the Small-Cap Value Portfolio which would have been issued at April 30, 2009 in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the April 30, 2009 net asset value of the Small-Cap Value Portfolio Class A ($10.15), Class B ($9.06), and Class C ($9.10).

B-12

The pro forma number of shares outstanding are determined as follows:

	Class A	Class B	Class C
Shares of Small-Cap Value Portfolio	8,915,129	1,238,097	2,555,885
Additional Shares to be issued to Small-Cap Value Portfolio	3,648,066	59,992	338,858
Pro Forma Shares outstanding	12,563,195	1,298,089	2,894,743

These pro forma financial statements assume that all shares of the Mid-Cap Value Portfolio Class A, Class B, and Class C outstanding on April 30, 2009 were exchanged, tax free, for the Small-Cap Value Portfolio Class A, Class B, and Class C shares, respectively.

NOTE 4 - PRO FORMA OPERATING EXPENSES

The Pro Forma Statement of Operations assumes expense adjustments based on the agreements of the Small-Cap Value Portfolio, the surviving entity. Certain accounts have been adjusted to reflect the expenses of the combined entity more closely. Pro forma operating expenses include the expenses of the Small-Cap Portfolio and the Mid-Cap Value Portfolio combined, adjusted for certain items which are factually supportable. Advisory fees have been charged to the combined entity based upon the contract in effect for the Small-Cap Value Portfolio at the level of assets of the combined fund for the stated period.

NOTE 5 - FEDERAL INCOME TAXES

Each fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the Reorganization, the Small-Cap Value Portfolio intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code. Certain capital loss carryforward amounts may be subject to limitations on their use pursuant to applicable U.S. Federal Income Tax Law.

B-13

Exhibit 17(d)

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: https://vote.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

SUNAMERICA FOCUSED SERIES, INC.

PROXY

FOCUSED MID-CAP VALUE PORTFOLIO

PROXY

3200 Plaza 5

Jersey City, NY 07311

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of the Focused Mid-Cap Value Portfolio, a series of SunAmerica Focused Series, Inc. (the “Corporation”), hereby appoints James Nichols, Donna Handel, John Genoy, Gregory Bressler, Kathleen Fuentes, John E. McLean and Joseph Duronio and each of them, the attorneys and proxies for the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Focused Mid-Cap Value Portfolio standing in the name of the undersigned as of the close of business on July 31, 2009, at a, Special Meeting of Shareholders (the “Special Meeting”) to be held at the offices of SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 at 9:00, a.m. (Eastern time), on Friday October 16, 2009, and any all adjournments and postponement thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Prospectus/Proxy Statement for the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Combined Prospectus/Proxy Statement dated August [26], 2009 and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Special Meeting as marked, or if not marked, to vote “FOR” the Proposals, and to use their discretion to vote for any other matter as may properly come before the Special Meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name appears on the records of the Fund and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)

Signature(s)

Date

072209_SIF_20484

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ☐

The Board of Directors of the Fund unanimously recommends a vote FOR the approval of the following Proposals.

1. To consider a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Focused Mid-Cap Value Portfolio would transfer all of its assets to the Focused Small-Cap Value Portfolio, also a series of the Corporation, in exchange solely for the assumption of the Focused Mid-Cap Value Portfolio’s liabilities by the Focused Small-Cap Value Portfolio and Class A, Class B and Class C shares of the Focused Small-Cap Value Portfolio, which shares will be distributed by the Focused Mid-Cap Value Portfolio to the holders of its shares in complete liquidation, thereof; and

FOR ☐

AGAINST ☐

ABSTAIN ☐

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

072209_SIF_20484